                                                                    Exhibit 10.8

================================================================================


                          LFI RECEIVABLES MASTER TRUST

                            SERIES 1997-1 SUPPLEMENT

                          Dated as of February 4, 1997

                                       to

                              AMENDED AND RESTATED
                                POOLING AGREEMENT

                          Dated as of February 4, 1997

                                      Among

                          LFI RECEIVABLES CORPORATION,

                           LFI SERVICING CORPORATION,
                               as Master Servicer

                                       and

                            THE CHASE MANHATTAN BANK,
                                   as Trustee


================================================================================

                          TOC Series 1997-1 Supplement


                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
                                    ARTICLE I

                                   Definitions

SECTION 1.01.     Definitions..............................................    2


                                   ARTICLE II

           Designation of Term Certificates; Purchase and Sale
                            of the Term Certificates

SECTION 2.01.     Designation..............................................   27
SECTION 2.02.     The Term Certificates and
                    Series 1997-1 Subordinated
                    Interest...............................................   27
SECTION 2.03.     Delivery.................................................   28
SECTION 2.04.     Restrictions on Transfer.................................   30
SECTION 2.05.     Application of Proceeds..................................   36
SECTION 2.06.     Procedure for Decreasing the
                    Invested Amount; Optional
                    Termination............................................   37
SECTION 2.07.     Sale of Additional Term Certificates.....................   38


                                   ARTICLE III

                          Article III of the Agreement

SECTION 3A.02.    Establishment of Trust Accounts..........................   41
SECTION 3A.03.    Daily Allocations........................................   43
SECTION 3A.04.    Determination of Interest................................   46
SECTION 3A.05.    Determination of Series 1997-1
                    Principal..............................................   49
SECTION 3A.06.    Applications.............................................   52

                      TOC Series 1997-1 Supplement                  2


                                                                            Page
                                                                            ----
                                   ARTICLE IV

                            Distributions and Reports

SECTION 4A.01.    Distributions............................................   57
SECTION 4A.02.    Statements and Notices...................................   57
SECTION 4A.03.    Notices..................................................   59


                                    ARTICLE V

                  Additional Early Amortization Events

SECTION 5.01.     Additional Early Amortization
                    Events.................................................   59


                                   ARTICLE VI

                                  Servicing Fee

SECTION 6.01.     Servicing Compensation...................................   64


                                   ARTICLE VII

                    Covenants, Representations and Warranties

SECTION 7.01.     Representations and Warranties of
                    the Company and the Master
                    Servicer...............................................   65
SECTION 7.02.     Covenants of the Company and the
                    Master Servicer........................................   65
SECTION 7.03.     Negative Covenant of the Company;
                    Covenants of the Master Servicer.......................   66
SECTION 7.04.     Covenant of the Trustee..................................   67

                                                                            Page
                                                                            ----
                                  ARTICLE VIII

                                  Miscellaneous

SECTION 8.01.     Ratification of Agreement................................   67
SECTION 8.02.     Governing Law............................................   67
SECTION 8.03.     Further Assurances.......................................   68
SECTION 8.04.     No Waiver; Cumulative Remedies...........................   68
SECTION 8.05.     Amendments...............................................   68
SECTION 8.06.     Notices..................................................   69
SECTION 8.07.     Counterparts.............................................   70
SECTION 8.08.     No Bankruptcy Petition...................................   70
SECTION 8.09.     Limitation on Addition and
                    Termination of Sellers.................................   70


                                   ARTICLE IX

                               Final Distributions

SECTION 9.01.     Certain Distributions....................................   72


                                    EXHIBITS

Exhibit A       Form of Class A Certificate, Series 1997-1
Exhibit B       Form of Class B Certificate, Series 1997-1
Exhibit C       Form of Class C Certificate, Series 1997-1
Exhibit D       Form of Daily Report
Exhibit E       Form of Monthly Settlement Statement
Exhibit F       Form of Purchaser Letter
Exhibit G       Form of Class C Transferee Tax Letter


                                    SCHEDULES

Schedule 1      Trust Accounts

                            Series 1997-1 Supplement


                        SERIES 1997-1 SUPPLEMENT dated as of February 4, 1997
                  (this "Supplement"), among LFI RECEIVABLES CORPORATION, a Delaware corporation (the "Company"), LFI SERVICING CORPORATION, a Delaware corporation, as master servicer (the "Master Servicer"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as trustee (the "Trustee") under the Agreement.


                          W I T N E S S E T H :


            WHEREAS, the parties hereto have entered into the Amended and Restated Pooling Agreement, dated as of February 4, 1997 (the "Agreement");

            WHEREAS, the Agreement provides, among other things, that the Company, the Master Servicer and the Trustee may at any time and from time to time enter into supplements to the Agreement for the purpose of authorizing the issuance on behalf of the Trust by the Company for execution and redelivery to the Trustee for authentication of one or more Series of Investor Certificates; and

            WHEREAS, the Company, the Master Servicer and the Trustee wish to supplement the Agreement as hereinafter set forth.


            NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:

                        Series 1997-1 Supplement                    2


                                ARTICLE I

                               Definitions

            SECTION 1.01. Definitions. (a) The following words and phrases shall have the following meanings with respect to Series 1997-1 and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

            "Accrual Period" shall mean, with respect to Series 1997-1, the period from and including a Distribution Date to but excluding the succeeding Distribution Date; provided that in the case of the initial Accrual Period, it shall mean the period from and including the Issuance Date to but excluding March 17, 1997.

            "Accrued Expense Adjustment" shall mean, for any Business Day during an Accrual Period, the amount, if any, which may be less than zero, equal to the difference between (i) the entire amount of (A) the Series 1997-1 Monthly Interest to be distributed on the next succeeding Distribution Date, (B) the aggregate amount of all previously accrued, unpaid and unallocated Series 1997-1 Monthly Interest for prior Distribution Dates, (C) the aggregate amount of all accrued, unpaid and unallocated Class A Additional Interest, Class B Additional Interest and Class C Additional Interest, (D) the Series 1997-1 Monthly Servicing Fee and (E) all accrued Program Costs, in each case for such Accrual Period determined as of such day, and (ii) the aggregate of the amounts transferred to the Series 1997-1 Non-Principal Collection Sub-subaccount on or before such day in respect of such Accrual Period pursuant to subsection 3A.03(b)(i), before giving effect to any transfer made in respect of the Accrued Expense Adjustment on such day pursuant to the further proviso to such subsection.

            "Accrued Expense Amount" shall mean, for each Business Day during an Accrual Period, the sum of (a) the

                        Series 1997-1 Supplement                    3


Series 1997-1 Daily Interest Expense determined as of such Business Day, (b) in the case of each of the first ten Business Days in the Accrual Period, one-tenth of the Series 1997-1 Monthly Servicing Fee (up to the amount thereof due and payable on the succeeding Distribution Date, but subject to Accrued Expense Adjustments as provided in subsection 3A.03(b)(i)) and (c) all Program Costs that have accrued since the preceding Business Day.

            "Aged Receivables Ratio" shall mean, as of the last day of each Settlement Period, the percentage equivalent of a fraction, the numerator of which shall be the sum of (a) the aggregate unpaid balance of Receivables originated by the Sellers that were 91 to 120 days past due and (b) the aggregate amount of Receivables of the Sellers that were charged off as uncollectible prior to the day that is 91 days after its original due date during such Settlement Period, and the denominator of which shall be the aggregate Principal Amount of Receivables originated by the Sellers during the fourth prior Settlement Period (including the Settlement Period ended on such day).

            "Aggregate Commitment Amount" shall have the meaning set forth in
Section 1.01 of the Series 1997-2 Supplement.

            "Carrying Cost Reserve Ratio" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) equal to (a) the product of (i) 2.0 times Days Sales Outstanding as of such day and (ii) 1.50 times the Discount Rate as of such day, divided by (b) 360.

            "Change in Control" shall mean the occurrence of any event the result of which causes Lifestyle Holdings Ltd. or the Company not to be a, direct or indirect, wholly owned Subsidiary of Lifestyle Furnishings International Ltd.

                        Series 1997-1 Supplement                    4


            "Class A Additional Interest" shall have the meaning assigned in subsection 3A.04(b)(i).

            "Class A Adjusted Invested Amount" shall mean, on any date of determination, the Class A Invested Amount minus the amount on deposit in the Series 1997-1 Principal Collection Sub-subaccount up to a maximum of the Class A Invested Amount.

            "Class A Certificate" shall mean a Class A Certificate, Series 1997-1, executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A.

            "Class A Certificateholder" shall mean each holder of a Class A Certificate.

            "Class A Certificate Rate" shall mean, (a) with respect to (i) the initial Accrual Period, 5.655% per annum, and (ii) any Accrual Period thereafter, One-Month LIBOR for such Accrual Period plus 0.185% per annum and
(b) in the case of any additional Class A Certificates issued pursuant to
Section 2.07, the rate per annum set forth in the written direction delivered by the Company to the Trustee pursuant to subsection 2.07(c).

            "Class A Initial Invested Amount" shall mean $120,000,000.

            "Class A Interest Shortfall" shall have the meaning assigned in subsection 3A.04(b)(i).

            "Class A Invested Amount" shall mean, with respect to any date of determination, an amount equal to (i) the Class A Initial Invested Amount (plus the initial invested amount of any Class A Certificate issued subsequent to the Issuance Date) minus (ii) the aggregate amount of distributions to the Class A Certificateholders (including the holders of any such subsequently issued Class A Certificates) made in respect of principal on or prior to

                        Series 1997-1 Supplement                    5


such date minus (iii) the aggregate Series 1997-1 Allocable Charged-Off Amount applied to the Class A Certificates on or prior to such date pursuant to subsection 3A.05(b)(iv) plus (iv) (but only to the extent of any unreimbursed reductions made pursuant to clause (iii) above) the aggregate Series 1997-1 Allocable Recoveries Amount applied to the Class A Certificates on or prior to such date pursuant to subsection 3A.05(c)(i).

            "Class A Monthly Interest" shall have the meaning assigned in subsection 3A.04(a)(i).

            "Class A Ratio" shall mean, on any date of determination with respect to the Class A Certificates, the greatest of (i) the sum of the Loss Reserve Ratio I and the Dilution Reserve Ratio I, (ii) the sum of the Loss Reserve Ratio II and the Dilution Reserve Ratio II and (iii) the Minimum Ratio, in each case applicable to Class A Certificates.

            "Class B Additional Interest" shall have the meaning assigned in subsection 3A.04(b)(ii).

            "Class B Adjusted Invested Amount" shall mean, on any date of determination, the Class B Invested Amount minus the excess, if any, of the amount on deposit on such date in the Series 1997-1 Principal Collection Sub-subaccount over the Class A Invested Amount up to a maximum of the Class B Invested Amount.

            "Class B Certificate" shall mean a Class B Certificate, Series 1997-1, executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B.

            "Class B Certificateholder" shall mean each holder of a Class B Certificate.

            "Class B Certificate Rate" shall mean, (a) with respect to (i) the initial Accrual Period, 5.850% per annum,

                        Series 1997-1 Supplement                    6


and (ii) any Accrual Period thereafter, One-Month LIBOR for such Accrual Period plus 0.38% per annum and (b) in the case of any additional Class B Certificates issued pursuant to Section 2.07, the rate per annum set forth in the written direction delivered by the Company to the Trustee pursuant to subsection 2.07(c).

            "Class B Initial Invested Amount" shall mean $15,000,000.

            "Class B Interest Shortfall" shall have the meaning assigned in subsection 3A.04(b)(ii).

            "Class B Invested Amount" shall mean, with respect to any date of determination, an amount equal to (i) the Class B Initial Invested Amount (plus the initial invested amount of any Class B Certificates issued subsequent to the Issuance Date) minus (ii) the aggregate amount of distributions to the Class B Certificateholders (including the holders of any such subsequently issued Class B Certificates) made in respect of principal on or prior to such date minus
(iii) the aggregate Series 1997-1 Allocable Charged-Off Amount applied to the Class B Certificates on or prior to such date pursuant to subsection 3A.05(b)(iii) plus (iv) (but only to the extent of any unreimbursed reductions made pursuant to clause (iii) above) the aggregate Series 1997-1 Allocable Recoveries Amount applied to the Class B Certificates on or prior to such date pursuant to subsection 3A.05(c)(ii).

            "Class B Monthly Interest" shall have the meaning assigned in subsection 3A.04(a)(ii).

            "Class B Ratio" shall mean, on any date of determination with respect to the Class B Certificates, the greatest of (i) the sum of the Loss Reserve Ratio I and the Dilution Reserve Ratio I, (ii) the sum of the Loss Reserve Ratio II and the Dilution Reserve Ratio II and (iii) the Minimum Ratio, in each case applicable to Class B Certificates.

                        Series 1997-1 Supplement                    7


            "Class C Additional Interest" shall have the meaning assigned in subsection 3A.04(b)(iii).

            "Class C Adjusted Invested Amount" shall mean, on any date of determination, the Class C Invested Amount minus the excess, if any, of the amount on deposit on such date in the Series 1997-1 Principal Collection Sub-subaccount over the Class A Invested Amount and the Class B Invested Amount up to a maximum of the Class C Invested Amount.

            "Class C Certificate" shall mean a Class C Certificate, Series 1997-1, executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit C.

            "Class C Certificateholder" shall mean each holder of a Class C Certificate.

            "Class C Certificate Rate" shall mean, (a) with respect to (i) the initial Accrual Period, 6.095% per annum, and (ii) any Accrual Period thereafter, One-Month LIBOR for such Accrual Period plus 0.625% per annum and
(b) in the case of any additional Class C Certificates issued pursuant to
Section 2.07, the rate per annum set forth in the written direction delivered by the Company to the Trustee pursuant to subsection 2.07(c).

            "Class C Initial Invested Amount" shall mean $15,000,000.

            "Class C Interest Shortfall" shall have the meaning assigned in subsection 3A.04(b)(iii).

            "Class C Invested Amount" shall mean, with respect to any date of determination, an amount equal to (i) the Class C Initial Invested Amount (plus the initial invested amount of any Class C Certificates issued subsequent to the Issuance Date) minus (ii) the aggregate amount of distributions to the Class C Certificateholders (including the holders of any such subsequently issued Class C

                        Series 1997-1 Supplement                    8


Certificates) made in respect of principal on or prior to such date minus (iii) the aggregate Series 1997-1 Allocable Charged-Off Amount applied to the Class C Certificates on or prior to such date pursuant to subsection 3A.05(b)(ii) plus
(iv) (but only to the extent of any unreimbursed reductions made pursuant to clause (iii) above) the aggregate Series 1997-1 Allocable Recoveries Amount applied to the Class C Certificates on or prior to such date pursuant to subsection 3A.05(c)(iii).

            "Class C Monthly Interest" shall have the meaning assigned in subsection 3A.04(a)(iii).

            "Class C Ratio" shall mean, on any date of determination with respect to the Class C Certificates, the greatest of (i) the sum of the Loss Reserve Ratio I and the Dilution Reserve Ratio I, (ii) the sum of the Loss Reserve Ratio II and the Dilution Reserve Ratio II and (iii) the Minimum Ratio, in each case applicable to Class C Certificates.

            "Class C Transferee Tax Letter" shall mean a Class C Transferee Tax Letter in substantially the form attached hereto as Exhibit G.

            "Code" shall mean the Internal Revenue Code of 1986, as amended.

            "Daily Report" shall mean a report prepared by the Master Servicer on each Business Day for the period specified therein, in substantially the form of Exhibit D.

            "Days Sales Outstanding" shall mean, as of any Settlement Report Date and continuing until the next Settlement Report Date, the number of days equal to the product of (i) 91 and (ii) the amount obtained by dividing (A) the aggregate Principal Amount of Eligible Receivables as at the last day of the Settlement Period immediately preceding such earlier Settlement Report Date, by
(B) the aggregate Principal Amount of Receivables generated by the

                        Series 1997-1 Supplement                    9


Sellers for the three Settlement Periods immediately preceding such earlier Settlement Report Date.

            "Depository" shall mean The Depository Trust Company, the nominee of which is Cede & Co., or any successor thereto.

            "Depository Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            "Dilution Horizon" shall mean the number of days from the invoicing of a Receivable until a Dilution Adjustment with respect to such Receivable is issued by the related Seller or the related Seller becomes aware of the fact that a Dilution Adjustment will have to be issued in respect of such Receivable; provided, however, that in no event shall the Dilution Horizon be less than 30 days.

            "Dilution Horizon Factor" shall mean (a) for the period from the Issuance Date until the sixth Settlement Report Date to occur thereafter, 3.167 and (b) for each six-month period to occur after such initial period, a fraction, the numerator of which is the dollar weighted average Dilution Horizon of the Sellers (based upon the Dilution Adjustment of the selected Receivables) for such period (which shall be calculated by the related Servicer, in accordance with its past procedures for such calculations, selecting a random sample of approximately 200 Dilution Adjustment memos from each Seller created during such period and determining the Dilution Horizon therefrom) and the denominator of which is 30; provided, however, that the numerator used to calculate the Dilution Horizon Factor shall in no event be less than 30; provided, further, that if the Dilution Horizon Factor for any period is less than the Dilution Horizon Factor for the immediately preceding period, then the actual Dilution Horizon Factor for such current period shall be recalculated to equal a fraction,

                        Series 1997-1 Supplement                    10


the numerator of which is equal to the average of the numerators used to calculate the Dilution Horizon Factor for such immediately preceding period and such current period (but not less than 30) and the denominator of which is 30.

            "Dilution Period" shall mean as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date), the quotient of (i) the product of (A) the aggregate Principal Amount of Receivables that were originated by the Sellers during the Settlement Period preceding such earlier Settlement Report Date and (B) the Dilution Horizon Factor and (ii) the Aggregate Receivables Amount as of the last day of the Settlement Period preceding such earlier Settlement Report Date.

            "Dilution Ratio" shall mean, as of the last day of each Settlement Period, an amount (expressed as a percentage) equal to the aggregate amount of Dilution Adjustments made during such Settlement Period divided by the aggregate Principal Amount of Receivables that were originated by the Sellers during the second prior Settlement Period (including the Settlement Period ended on such day).

            "Dilution Reserve Ratio I" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated for the Class A Certificates, the Class B Certificates or the Class C Certificates, as the case may be, as follows:

      DRR = [(c * d) + [(e-d) * (e/d)]] * f

Where:

      DRR = Dilution Reserve Ratio I;

      c   = with respect to Class A Certificates, 2.5, with respect to Class B
            Certificates, 2.0 and with respect to the Class C Certificates, 1.5;

                        Series 1997-1 Supplement                    11


      d = the three-month rolling average of the Dilution Ratio that occurred during the period of three consecutive Settlement Periods ending immediately prior to such earlier Settlement Report Date; provided, however, that if the Dilution Horizon is
            (i) at least two but less than three, "d" shall equal the two-month rolling average of the Dilution Ratio that occurred during the period of two consecutive Settlement Periods ending immediately prior to such earlier Settlement Report Date or (ii) less than two, "d" shall equal the Dilution Ratio for the Settlement Period ending immediately prior to such earlier Settlement Report Date;

      e = the highest three-month rolling average of the Dilution Ratio that occurred during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date; provided, however, that if the Dilution Horizon is (i) at least two but less than three, "e" shall equal the highest two-month rolling average of the Dilution Ratio that occurred during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date or (ii) less than two, "e" shall equal the highest Dilution Ratio for any Settlement Period during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date; and

      f =   the Dilution Period.

            "Dilution Reserve Ratio II" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated for the Class A Certificates, the Class B Certificates or the Class C Certificates, as the case may be, as follows:

      DRR = [(c * d) + e] * f

                        Series 1997-1 Supplement                    12


      Where:

            DRR   = Dilution Reserve Ratio II;

            c = with respect to Class A Certificates, 2.5, with respect to
                Class B Certificates, 2.0 and with respect to the Class C Certificates, 1.5;

            d = the average of the Dilution Ratio during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

            e = the product of (i) the twelve-month sample standard deviation of the Dilution Ratio as of the end of each of the twelve consecutive Settlement Periods immediately preceding such earlier Settlement Report Date and (ii) (a) for calculations with respect to Class A Certificates, 2.58, (b) for calculations with respect to Class B Certificates, 1.96 or (c) for calculations with respect to Class C Certificates, 1.96; and

            f = the Dilution Period.

            "Discount Rate" shall mean, as of any date of determination, the sum of (a) the weighted average Class A Certificate Rate, Class B Certificate Rate and Class C Certificate Rate in effect with respect to the outstanding Class A Certificates, Class B Certificates and Class C Certificates, respectively, as of the end of the Settlement Period immediately preceding the most recent Settlement Report Date and (b) an amount equal to (i) the aggregate amount of fees (other than the Servicing Fee and Program Costs) accrued with respect to the outstanding Term Certificates during the Settlement Period immediately preceding the most recent Settlement Report Date divided by (ii) the average daily Series 1997-1 Invested Amount during such Settlement Period.

                        Series 1997-1 Supplement                    13


            "Early Amortization Event" shall have the meanings assigned in
Section 5.01 of this Supplement and Section 7.01 of the Agreement.

            "Early Amortization Period" shall have the meaning assigned in
Section 5.01 of this Supplement and Section 7.01 of the Agreement.

            "ERISA Entity" shall mean (i) an "employee benefit plan" within the meaning of Section 3(3) of ERISA or other retirement arrangement, individual retirement account or Keogh plan, whether or not it is subject to the provisions of Title I thereto,(ii)any plan described in Section 4975 (e)(1) of the Code or
(iii) any other entity that would be deemed to be a "benefit plan investor" within the meaning of Department of Labor Regulation Section 2510.3-101(f)(2).

            "Excess" shall have the meaning assigned in subsection 2.06(a).

            "Excess Program Costs" shall have the meaning assigned to such term within the definition of "Program Costs".

            "Foreign Investor" means any Term Certificateholder who is not a "United States person".

            "Government Obligor Factor" shall mean 2.5% for the three month period from December through February of any year and 1.5% for the nine month period from March through November of any year.

            "Ineligibility Event" shall have the meaning set forth in Section
2.06 of the Receivables Sale Agreement.

            "Initial Purchaser" shall mean Chase Securities Inc., who is purchasing the Term Certificates on the Issuance Date pursuant to the Purchase Agreement.

                        Series 1997-1 Supplement                    14


            "Institutional Accredited Investor" shall mean an institutional accredited investor, within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

            "Issuance Date" shall mean February 4, 1997.

            "Loss Reserve Ratio I" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated for the Class A Certificates, the Class B Certificates or the Class C Certificates, as the case may be, as follows:

      LRR = [(a * b)/c] * d * e

Where:

      LRR = Loss Reserve Ratio I;

      a   = the aggregate Principal Amount of Receivables originated by the
            Sellers during the three Settlement Periods immediately preceding such earlier Settlement Report Date;

      b   = the highest three-month rolling average of the Aged Receivables
            Ratio that occurred during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

      c   = the Aggregate Receivables Amount as of the last day of the
            Settlement Period immediately preceding such earlier Settlement Report Date;

      d   = with respect to the Class A Certificates, 2.5, with respect to the
            Class B Certificates, 2.0, and with respect to the Class C Certificates, 1.5; and

      e   = the Payment Terms Factor.

                        Series 1997-1 Supplement                    15


            "Loss Reserve Ratio II" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated for the Class A Certificates, the Class B Certificates or the Class C Certificates, as the case may be, as follows:

            LRR =  [(a * b)/c] * d * e + f

      Where:

            LRR =  Loss Reserve Ratio II;

            a = the aggregate Principal Amount of Receivables originated by the Sellers during the three Settlement Periods immediately preceding such earlier Settlement Report Date;

            b = the highest three-month rolling average of the Aged
                Receivables Ratio that occurred during the period of twelve consecutive Settlement Periods preceding such earlier Settlement Report Date;

            c = the Aggregate Receivables Amount as of the last day of the
                Settlement Period immediately preceding such earlier Settlement Report Date;

            d = with respect to Class A Certificates, 2.5, with respect to
                Class B Certificates, 2.0, and with respect to the Class C Certificates, 1.5;

            e = the Payment Terms Factor; and

            f = the product of (i) the twelve-month sample standard deviation of the Aged Receivables Ratio as of the end of each of the twelve consecutive Settlement Periods preceding such earlier Settlement Report Date and (ii) (a) for calculations with respect to Class A Certificates, 2.58, (b) for calculations with respect to Class B

                        Series 1997-1 Supplement                    16


            Certificates, 1.96 or (c) for calculations with respect to the Class C Certificates, 1.96.

            "Majority Term Certificateholders" shall mean, on any day, Term Certificateholders having, in the aggregate, more than 50% of the Series 1997-1 Invested Amount.

            "Minimum Ratio" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated for the Class A Certificates, the Class B Certificates or the Class C Certificates, as the case may be, as follows:

      MR = (a * b) + c + d

      Where:

            MR =  Minimum Ratio;

            a = the average of the Dilution Ratio during the period of the twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

            b = the Dilution Period;

            c = with respect to Class A Certificates, 15.0%, with respect to
                Class B Certificates, 12.0%, and with respect to the Class C Certificates, 9.0%; and

            d = the Government Obligor Factor.

            "One-Month LIBOR" shall mean for any Accrual Period after the initial Accrual Period, the rate per annum, as recorded by the Trustee, which is the arithmetic mean (rounded to the nearest 1/100th of 1%) of the offered rates for U.S. Dollar deposits having a maturity of one month commencing on the first day of such Accrual Period that appears on Page 3750 of the Telerate Service (or on any

                        Series 1997-1 Supplement                    17


successor or substitute page of such service, or any successor to or substitute for such service providing rate quotations comparable to those currently provided on such page of the Telerate Service as determined by the Trustee for purposes of providing interest rates applicable to U.S. Dollar deposits having a maturity of one month in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Accrual Period. In the event that such rate is not so available at such time for any reason, then "One-Month LIBOR" for such Accrual Period shall be the rate at which U.S. Dollar deposits in a principal amount of not less than $1,000,000 maturing in one month are offered to the principal London office of the Trustee in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Accrual Period.

            "Optional Repurchase Percentage" shall mean 10% of the Series 1997-1 Initial Invested Amount at any time on or before the date of determination.

            "Optional Termination Date" shall have the meaning assigned in subsection 2.06(b)(i).

            "Optional Termination Notice" shall have the meaning assigned in subsection 2.06(b)(i).

            "Payment Terms Factor" shall mean (a) for the period from the Issuance Date until the third Settlement Report Date to occur thereafter, 1.14 and (b) for each three-month period to occur after such initial period, a fraction, the numerator of which is the sum of (i) the weighted average payment terms (based upon the Principal Amount of the Receivables and expressed as a number of days) for the Receivables originated during such period and (ii) 60 and the denominator of which is 90; provided, however, that if the Payment Terms Factor for any period is less than the Payment Terms Factor for the immediately preceding period, then the actual Payment Terms Factor for

                        Series 1997-1 Supplement                    18


such current period shall be recalculated to equal a fraction, the numerator of which is equal to the average of the numerators used to calculate the Payment Terms Factor for such current period and the three immediately preceding periods and the denominator of which is 90.

            "Program Costs" shall mean, for any Business Day, the sum of (i) the product of (A) all unpaid fees and expenses due and payable to counsel to, and independent auditors of, the Company (other than fees and expenses payable on or in connection with the closing of the issuance of any Term Certificates) on such Business Day and (B) a fraction, the numerator of which is the Series 1997-1 Invested Amount on such Business Day and the denominator of which is the sum of
(1) the Series 1997-1 Invested Amount on such Business Day and (2) the Aggregate Commitment Amount with respect to the Series 1997-2 Certificates on such Business Day, and (ii) all unpaid fees and expenses due and payable to Rating Agencies rating the Term Certificates; provided, however, that Program Costs shall not exceed $50,000 in the aggregate in any fiscal year of the Master Servicer (any amount of the foregoing expenses, indemnities and fees in excess of $50,000 shall be referred to herein as "Excess Program Costs").

            "Purchase Termination Event" shall have the meaning assigned in
Section 7.01 of the Receivables Sale Agreement.

            "Purchase Agreement" shall mean each agreement to be entered into on the Issuance Date between the Company and the Initial Purchaser pursuant to which the Company agrees to sell, and the Initial Purchaser agrees to purchase, the principal amount and Class of Term Certificates set forth therein.

            "Purchaser Letter" shall mean a Purchaser Letter in substantially the form attached hereto as Exhibit F.

                        Series 1997-1 Supplement                    19


            "Qualified Institutional Buyer" has the meaning ascribed to such term in Rule 144A(a) under the Securities Act.

            "Rating Agency" shall mean the collective reference to S&P and DCR.

            "Record Date" shall mean, with respect to the initial Distribution Date, the Business Day immediately preceding such Distribution Date and, with respect to any other Distribution Date, the last Business Day of the immediately preceding Settlement Period.

            "Reduction" shall have the meaning assigned in subsection 2.06(a).

            "Reduction Amount" shall have the meaning assigned in subsection 2.06(a).

            "Reduction Threshold" shall mean, at any date of determination, $15,000,000.

            "Scheduled Revolving Termination Date" shall mean the last day of the Settlement Period ending October, 2001.

            "Seller Addition Date" shall have the meaning assigned in Section
3.05 of the Receivables Sale Agreement.

            "Series 1997-1" shall mean the Series of Investor Certificates and Subordinated Company Interest, the Principal Terms of which are set forth in this Supplement.

            "Series 1997-1 Accrued Interest Sub-subaccount" shall have the meaning assigned in subsection 3A.02(a).

            "Series 1997-1 Adjusted Invested Amount" shall mean, as of any date of determination, (i) the Series 1997-1 Invested Amount on such date, minus (ii) the amount on deposit in the Series 1997-1 Principal Collection Sub-subaccount on such date.

                        Series 1997-1 Supplement                    20


            "Series 1997-1 Allocable Charged-Off Amount" shall mean, with respect to any Special Allocation Settlement Report Date, the "Allocable Charged-Off Amount", if any, that has been allocated to Series 1997-1.

            "Series 1997-1 Allocable Recoveries Amount" shall mean, with respect to any Special Allocation Settlement Report Date, the "Allocable Recoveries Amount", if any, that has been allocated to Series 1997-1.

            "Series 1997-1 Allocated Receivables Amount" shall mean, on any date of determination, the lower of (i) the Series 1997-1 Target Receivables Amount on such day and (ii) the Aggregate Receivables Amount on such day times the percentage equivalent of a fraction the numerator of which is the Series 1997-1 Target Receivables Amount on such day and the denominator of which is the Aggregate Target Receivables Amount on such day.

            "Series 1997-1 Amortization Period" shall mean the period commencing on the next Business Day following the earliest to occur of (i) the date on which an Early Amortization Period is declared to commence or automatically commences, (ii) the Optional Termination Date and (iii) the Scheduled Revolving Termination Date and ending on the earlier of (i) the date when the Series 1997-1 Invested Amount shall have been reduced to zero and all accrued interest on the Term Certificates shall have been paid and (ii) the Series 1997-1 Termination Date.

            "Series 1997-1 Collections" shall mean, with respect to any Business Day, an amount equal to the product of (i) the Series 1997-1 Invested Percentage on such Business Day and (ii) Aggregate Daily Collections.

            "Series 1997-1 Collection Subaccount" shall have the meaning assigned in subsection 3A.02(a).

            "Series 1997-1 Daily Interest Expense" shall mean, for any Business Day during any Accrual Period, the sum of

                        Series 1997-1 Supplement                    21


(a) in the case of each of the first ten Business Days in the Accrual Period, one-tenth of the Series 1997-1 Monthly Interest to be distributed on the next succeeding Distribution Date (up to but not exceeding the full amount thereof),
(b) the aggregate amount of all previously accrued and unpaid Series 1997-1 Daily Interest Expense (up to but not exceeding the full amount thereof) and (c) the aggregate amount of all accrued and unpaid Class A Additional Interest, Class B Additional Interest and Class C Additional Interest (up to but not exceeding the full amount thereof).

            "Series 1997-1 Initial Invested Amount" shall mean, collectively, the Class A Initial Invested Amount, the Class B Initial Invested Amount and the Class C Initial Invested Amount.

            "Series 1997-1 Invested Amount" shall mean, collectively, the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

            "Series 1997-1 Invested Percentage" shall mean, with respect to any Business Day (i) during the Series 1997- 1 Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Series 1997-1 Allocated Receivables Amount as of the end of the immediately preceding Business Day and the denominator of which is the greater of (A) the Aggregate Receivables Amount as of the end of the immediately preceding Business Day and (B) the sum of the numerators used to calculate the Invested Percentage for all Outstanding Series on the Business Day for which such percentage is determined and (ii) during the Series 1997-1 Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Series 1997-1 Allocated Receivables Amount as of the end of the last Business Day of the Series 1997-1 Revolving Period (provided that if during the Series 1997-1 Amortization Period, the Amortization Periods of all other Outstanding Series which were outstanding prior to the commencement of the Series 1997-1 Amortization Period commence, then, from and after the date the last of such Series commences its Amortization

                        Series 1997-1 Supplement                    22


Period, the numerator shall be the Series 1997-1 Allocated Receivables Amount on such date) and the denominator of which is the greater of (A) the Aggregate Receivables Amount as of the end of the immediately preceding Business Day and
(B) the sum of the numerators used to calculate the Invested Percentage for all Outstanding Series on the Business Day for which such percentage is determined.

            "Series 1997-1 Monthly Interest" shall mean, collectively, the Class A Monthly Interest, the Class B Monthly Interest and the Class C Monthly Interest.

            "Series 1997-1 Monthly Principal Payment" shall have the meaning assigned in Section 3A.05.

            "Series 1997-1 Monthly Servicing Fee" shall have the meaning assigned in Section 6.01.

            "Series 1997-1 Non-Principal Collection Sub-subaccount" shall have the meaning assigned in subsection 3A.02(a).

            "Series 1997-1 Principal Collection Sub-subaccount" shall have the meaning assigned in subsection 3A.02(a).

            "Series 1997-1 Required Subordinated Amount" shall mean, (a) on any date of determination during the Series 1997-1 Revolving Period, an amount equal to the sum of:

            (i) an amount equal to the greater of (A) the difference between (I) the product of (x) the Class A Adjusted Invested Amount on such day and
      (y) a fraction, the numerator of which is the Class A Ratio and the denominator of which is one minus the Class A Ratio and (II) the sum of the Class B Adjusted Invested Amount and the Class C Adjusted Invested Amount, (B) the difference between (I) the product of (x) the sum of the Class A Adjusted Invested Amount and the

                        Series 1997-1 Supplement                    23


      Class B Adjusted Invested Amount on such day and (y) a fraction, the numerator of which is the Class B Ratio and the denominator of which is one minus the Class B Ratio and (II) the Class C Adjusted Invested Amount and (C) the product of (I) the Series 1997-1 Adjusted Invested Amount and
      (II) a fraction, the numerator of which is the Class C Ratio and the denominator of which is one minus the Class C Ratio; provided that whichever method of calculation pursuant to clauses (A), (B) or (C) results in the greatest amount on any Settlement Report Date shall continue to be used as the method for the calculations to be made under this paragraph (i) on each day from and after such Settlement Report Date until (but not including) the immediately succeeding Settlement Report Date;

          (ii) the product of (A) the Series 1997-1 Invested Amount on such day and (B) a fraction, the numerator of which is the Carrying Cost Reserve Ratio and the denominator of which is one minus the Class A Ratio; and

         (iii) the product of (A) the Principal Amount of Receivables in the Trust on such day, (B) a fraction, the numerator of which is the Series 1997-1 Invested Amount and the denominator of which is the Aggregate Invested Amount on such day and (C) a fraction, the numerator of which is the Servicing Reserve Ratio and the denominator of which is one minus the Class A Ratio.

and (b) on any date of determination during the Series 1997-1 Amortization Period, an amount equal to the Series 1997-1 Required Subordinated Amount on the last Business Day of the Series 1997-1 Revolving Period; provided that such amount shall be adjusted on each Special Allocation Settlement Report Date, if any, as set forth in Section 3A.05(b)(i) and Section 3A.05(c)(iv).

                        Series 1997-1 Supplement                    24


            "Series 1997-1 Revolving Period" shall mean the period commencing on the Issuance Date and terminating on the earliest to occur of the close of business on (i) the date on which an Early Amortization Period is declared to commence or automatically commences, (ii) the Optional Termination Date and
(iii) the Scheduled Revolving Termination Date.

            "Series 1997-1 Subordinated Interest" shall have the meaning specified in subsection 2.02(b).

            "Series 1997-1 Target Receivables Amount" shall mean, on any date of determination, the sum of (i) the Series 1997-1 Adjusted Invested Amount on such day and (ii) the Series 1997-1 Required Subordinated Amount on such day.

            "Series 1997-1 Termination Date" shall mean the Distribution Date that occurs in August 2002.

            "Series 1997-2" shall mean Series 1997-2, the Principal Terms of which are set forth in the Series 1997-2 Supplement.

            "Series 1997-2 Principal Collection Sub-subaccount" shall mean the Series Principal Collection Sub-subaccount established by the Trustee for the benefit of the holders of the Series 1997-2 Certificates pursuant to the Series 1997-2 Supplement.

            "Series 1997-2 Supplement" shall mean the Series 1997-2 Supplement, among the Company, the Master Servicer, The Chase Manhattan Bank, as Agent and the initial purchaser named therein, and the Trustee, relating to the issuance of Variable Funding Certificates in the form agreed to by the parties thereto, as amended, supplemented or otherwise modified from time to time.

            "Servicing Reserve Ratio" shall mean, as of any Settlement Report Date and continuing (but not including)

                        Series 1997-1 Supplement                    25


until the next Settlement Report Date, an amount (expressed as a percentage) equal to (i) the product of (A) the Servicing Fee Percentage and (B) 2.0 times Days Sales Outstanding as of such earlier Settlement Report Date divided by (ii) 360.

            "Special Distribution Date" shall have the meaning assigned in subsection 2.06(a).

            "Subsequent Issuance Date" shall mean each Distribution Date, if any, on which the Trustee issues additional Class A Certificates, Class B Certificates and Class C Certificates pursuant to Section 2.07.

            "Term Certificateholders" shall mean, collectively, the Class A Certificateholders, the Class B Certificateholders and the Class C Certificateholders.

            "Term Certificateholders' Interest" shall have the meaning assigned in subsection 2.02(a).

            "Term Certificates" shall mean, collectively, those Investor Certificates designated as the Class A Certificates, the Class B Certificates and the Class C Certificates.

            "Trust Accounts" shall have the meaning assigned in subsection 3A.02(a).

            "United States person" means an individual who is a citizen or resident of the United States, or a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

            (b) If any term, definition or provision contained herein conflicts with or is inconsistent with any term, definition or provision contained in the Agreement,

                        Series 1997-1 Supplement                    26


the terms and provisions of this Supplement shall govern. All capitalized terms not otherwise defined herein are defined in the Agreement. All Article, Section, subsection, Exhibit and Schedule references herein shall mean Article, Section or subsection of or Exhibit or Schedule to this Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Agreement, each capitalized term used or defined herein shall relate only to the Term Certificates and the Series 1997-1 Subordinated Interest and to no other Series of Investor Certificates or Subordinated Company Interest issued by the Trust.

            (c) Any reference herein to a Schedule or Exhibit to this Supplement shall be deemed to be a reference to such Schedule or Exhibit as it may be amended, modified or supplemented from time to time to the extent that such Schedule or Exhibit may be amended, modified or supplemented (or any term or provision of any Transaction Document may be amended that would have the effect of amending, modifying or supplementing information contained in such Schedule or Exhibit) in compliance with the terms of the Transaction Documents.

            (d) Any reference in this Supplement to any representation, warranty or covenant "deemed" to have been made is intended to encompass only representations, warranties or covenants that are expressly stated to be repeated on or as of dates following the execution and delivery of this Supplement, and no such reference shall be interpreted as a reference to any implicit, inferred, tacit or otherwise unexpressed representation, warranty or covenant.

            (e) The words "include", "includes" or "including" shall be interpreted as if followed, in each case, by the phrase "without limitation".

                        Series 1997-1 Supplement                    27


                                   ARTICLE II

               Designation of Term Certificates; Purchase and Sale
                            of the Term Certificates

            SECTION 2.01. Designation. The Investor Certificates created and authorized pursuant to the Agreement and this Supplement shall be divided into three classes, which shall be designated respectively as (a) the "Class A Certificates, Series 1997-1", (b) the "Class B Certificates, Series 1997-1" and
(c) the "Class C Certificates, Series 1997-1".

            SECTION 2.02. The Term Certificates and Series 1997-1 Subordinated Interest. (a) The Term Certificates shall represent fractional undivided interests in the Trust Assets, consisting of the right of the Term Certificateholders to receive the distributions specified herein out of (i) the Series 1997-1 Invested Percentage (expressed as a decimal) of Collections received with respect to the Receivables and of all other funds on deposit in the Collection Account and (ii) to the extent such interests appear herein, all other funds on deposit in the Series 1997-1 Collection Subaccount and any subaccounts thereof (collectively, the "Term Certificateholders' Interest").

            (b) The Company shall retain a fractional undivided interest in the Trust Assets, consisting of the right to receive the distributions specified herein out of (i) the Series 1997-1 Invested Percentage (expressed as a decimal) of Collections received with respect to the Receivables and all other funds on deposit in the Collection Account and (ii) to the extent such interests appear herein, all other funds on deposit in the Series 1997-1 Collection Subaccount and any subaccounts thereof, in each case to the extent not required to be distributed to or for the benefit of the Term Certificateholders (the "Series 1997-1 Subordinated Interest"). The Exchangeable Company Interest and any other Series of Investor Certificates or

                        Series 1997-1 Supplement                    28


Subordinated Company Interest outstanding shall represent the fractional undivided interests in the remainder of the Trust Assets not allocated pursuant hereto to the Term 1997-1 Certificateholders' Interest or the Series 1997-1 Subordinated Interest.

            (c) The Class A Certificates, the Class B Certificates and the Class C Certificates shall be issued in registered form in substantially the form of Exhibits A, B and C, respectively, and shall, upon issue, be executed and delivered by the Company to the Trustee for authentication and redelivery as provided in Section 2.03 hereof and Section 5.02 of the Agreement.

            SECTION 2.03. Delivery. (a) On the Issuance Date, the Company shall sign on behalf of the Trust and shall direct the Trustee in writing pursuant to
Section 5.02 of the Agreement to duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate (i) subject to the provisions set forth in subsection (b) below, the Class A Certificates in such names and such denominations in accordance with such directions of the Company, (ii) subject to the provisions set forth in subsection (b) below, the Class B Certificates in such names and such denominations in accordance with such directions of the Company and (iii) the Class C Certificates in such names and such denominations in accordance with such directions of the Company. Term Certificates shall be issued in minimum denominations of $1,000,000 and in integral multiples of $100,000 in excess thereof.

            (b) Except with respect to any Class A Certificates or Class B Certificates purchased on the Issuance Date by an entity described in 2.04(a)(ii), which will be issued in the form of Definitive Certificates, the Class A Certificates and the Class B Certificates shall be initially issued in the form of one or more global certificates, representing the Book-Entry Certificate, to be delivered to the Depository. Except as provided in Section
5.13 of the Agreement or Section 2.04 of this

                        Series 1997-1 Supplement                    29


Supplement, such Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Book-Entry Certificates may not be transferred by the Trustee except to a successor to the Depository; (ii) ownership and transfers of registration of such Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository and by Section 2.04; (iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of such Certificate Book-Entry Holders of such Book-Entry Certificates for purposes of exercising the rights of such Book-Entry Certificateholders under the Agreement and this Supplement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Book-Entry Holders; and (v) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Book-Entry Holders.

            All transfers by Certificate Book-Entry Holders of Class A Certificates and Class B Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Book-Entry Certificate- holders and the Trustee shall have no responsibility with respect to any such transfers. Each Depository Participant shall only transfer Class A Certificates and Class B Certificates of Certificate Book-Entry Holders it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures and in accordance with applicable law.

            (c) The Class C Certificates shall be issued only as Definitive Certificates.

                        Series 1997-1 Supplement                    30


            SECTION 2.04. Restrictions on Transfer. (a) On the Issuance Date, the Company shall sell the Term Certificates to the Initial Purchaser pursuant to the Purchase Agreement and deliver the Term Certificates in the form specified therein. Thereafter, the Term Certificates may not be transferred except as follows:

            (i) with respect to Term Certificates evidenced by Book-Entry Certificates, to Qualified Institutional Buyers in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A promulgated thereunder ("Rule 144A"); and

          (ii) with respect to Term Certificates evidenced by Definitive Certificates, (A) to Qualified Institutional Buyers in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A thereunder, (B) to other Institutional Accredited Investors who take delivery of such Term Certificates in definitive form and who deliver a Purchaser Letter to the Trustee in the form attached hereto as Exhibit F or (C) to a person who takes delivery of such Term Certificate in definitive form pursuant to a transaction that is otherwise exempt from the registration requirements of the Securities Act, as confirmed in an opinion of counsel addressed to the Trustee and the Company, which counsel and opinion are satisfactory to the Trustee and the Company.

The Trustee shall have no obligations or duties with respect to determining whether any transfers of the Term Certificates are made in accordance with the Securities Act or any other Requirements of Law; provided that with respect to Definitive Certificates, the Trustee shall enforce such transfer restrictions in accordance with the terms set forth on the related Term Certificate and the provisions of the Agreement and this Supplement.

                        Series 1997-1 Supplement                    31


            (b) Each purchaser (other than the Initial Purchaser) of the Term Certificates (including, without limitation, any purchaser of an interest in the Book-Entry Certificates) will be deemed to have represented and agreed as follows:

            (i) it is (A) a Qualified Institutional Buyer as defined in Rule 144A(a) and is acquiring the Term Certificates for its own institutional account or for the account or accounts of a Qualified Institutional Buyer or (B) purchasing Term Certificates being delivered in the form of Definitive Certificates in a transaction exempt from registration under the Securities Act and in compliance with the provisions of the Agreement and in compliance with the legends set forth in clause (vi) below;

            (ii) it is purchasing one or more Term Certificates in an amount of at least $1,000,000 and it understands that such Term Certificate may be resold, pledged or otherwise transferred only in an amount of at least $1,000,000;

            (iii) (A) it is not an ERISA Entity and (B) it is not acquiring or holding any Term Certificate, directly or indirectly, for or on behalf of an ERISA Entity;

            (iv) if it is acquiring Class C Certificates, (A) it is not, for U.S. Federal income tax purposes, a partnership, trust, estate or "S corporation" (as defined in the Code) or (B) it is, for U.S. Federal income tax purposes, a partnership, trust, estate or "S Corporation" (as defined in the Code), but after giving effect to such purchase of such Class C Certificates by such purchaser, less than 50 percent of the aggregate value of such purchaser's assets would consist of Class C Certificates;

            (v) it understands that the Term Certificates are being transferred to it in a transaction not involving

                        Series 1997-1 Supplement                    32


      any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Term Certificates, such Term Certificates may be resold, pledged or transferred only (A) in a transaction meeting the requirements of Rule 144A to a person who the seller reasonably believes is a Qualified Institutional Buyer that purchases for its own account or for the account or accounts of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (B) to purchasers of Term Certificates being delivered in the form of Definitive Certificates, pursuant to a transaction otherwise exempt from registration under the Securities Act and in compliance with the provisions of the Agreement and in compliance with the legends set forth in clause (vi) below;

            (vi) it understands that each Term Certificate will bear a legend substantially to the following effect:

            [For Book-Entry Certificates only: "UNLESS THIS TERM CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY TERM CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                        Series 1997-1 Supplement                    33


            INTERESTS IN THIS TERM CERTIFICATE MAY ONLY BE HELD BY QUALIFIED INSTITUTIONAL BUYERS (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933).]

            THIS TERM CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THE HOLDER HEREOF, BY PURCHASING THIS TERM CERTIFICATE, AGREES THAT SUCH TERM CERTIFICATE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS IN AN AMOUNT OF AT LEAST $1,000,000 AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) TO A PERSON (A) WHO IS AN "INSTITUTIONAL ACCREDITED INVESTOR", WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT, AND WHO DELIVERS A PURCHASER LETTER TO THE TRUSTEE IN THE FORM ATTACHED TO THE SERIES 1997-1 SUPPLEMENT OR (B) WHO IS TAKING DELIVERY OF SUCH TERM CERTIFICATE PURSUANT TO A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT, AS CONFIRMED IN AN OPINION OF COUNSEL ADDRESSED TO THE TRUSTEE AND THE COMPANY, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY AND THE TRUSTEE.

            THIS TERM CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY OR ON BEHALF OF
            (1) AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR OTHER RETIREMENT ARRANGEMENT, INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN, WHETHER OR NOT IT IS SUBJECT TO THE PROVISIONS OF TITLE I THERETO, (2) ANY PLAN DESCRIBED IN SECTION

                        Series 1997-1 Supplement                    34


            4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR (3) ANY OTHER ENTITY THAT WOULD BE DEEMED TO BE A "BENEFIT PLAN INVESTOR" WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION SECTION 2510.3-101(f)(2) (ANY OF THE FOREGOING, AN "ERISA ENTITY").

            THIS TERM CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

            [For Class B Certificates only: THE CLASS B CERTIFICATES ARE SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS PROVIDED IN THE POOLING AGREEMENT AND THE SERIES 1997-1 SUPPLEMENT.]

            [For Class C Certificates only: THE CLASS C CERTIFICATES MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THE TRANSFEREE THEREOF DELIVERS A LETTER, IN THE FORM ATTACHED TO THE SERIES 1997-1 SUPPLEMENT, TO THE EFFECT THAT (I) SUCH TRANSFEREE IS ACQUIRING SUCH CLASS C CERTIFICATES FOR ITS OWN ACCOUNT, IS THE SOLE BENEFICIAL OWNER OF SUCH CLASS C CERTIFICATES AND WILL REMAIN THE SOLE BENEFICIAL OWNER OF SUCH CLASS C CERTIFICATES UNTIL SUCH CLASS C CERTIFICATES ARE TRANSFERRED AS PROVIDED IN THE SERIES 1997-1 SUPPLEMENT, (II)(A) SUCH TRANSFEREE IS NOT, FOR U.S. FEDERAL INCOME TAX PURPOSES, A TRUST, ESTATE, PARTNERSHIP OR "S CORPORATION" (AS DEFINED IN SECTION 1361(a)(1) OF THE CODE or (B) SUCH TRANSFEREE IS A TRUST, ESTATE, PARTNERSHIP OR "S CORPORATION" (AS DEFINED IN
            SECTION 1361(a)(1) OF THE CODE) FOR U.S. FEDERAL INCOME TAX PURPOSES, BUT AFTER GIVING EFFECT TO SUCH TRANSFER OF CLASS C CERTIFICATES TO SUCH TRANSFEREE, LESS THAN 50 PERCENT OF THE AGGREGATE VALUE OF SUCH TRANSFEREE'S ASSETS WOULD CONSIST OF CLASS C CERTIFICATES AND (III) SUCH CLASS C

                        Series 1997-1 Supplement                    35


            CERTIFICATES HAVE NOT BEEN TRANSFERRED THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b) OF THE CODE.

            THE CLASS C CERTIFICATES ARE SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS B CERTIFICATES AS PROVIDED IN THE POOLING AGREEMENT AND THE SERIES 1997-1 SUPPLEMENT.

            THE TRUSTEE WILL WITHHOLD PURSUANT TO SECTION 1446 OF THE CODE ON PAYMENTS OF INTEREST ALLOCABLE TO CLASS C CERTIFICATEHOLDERS WHO ARE FOREIGN INVESTORS UNLESS SUCH CLASS C CERTIFICATEHOLDERS PROVIDE THE TRUSTEE WITH (I) A PROPERLY EXECUTED IRS FORM 4224 (OR SUCCESSOR
            FORM) AND (II) UPON REQUEST BY THE TRUSTEE AND IN A FORM ACCEPTABLE TO THE TRUSTEE, EVIDENCE DOCUMENTING THE INCLUSION IN GROSS INCOME OF, AND THE PAYMENT OF APPROPRIATE U.S. TAXES, IF ANY, ON, THAT PORTION OF THE TRUST'S NET INCOME ALLOCABLE TO SUCH CLASS C CERTIFICATEHOLDERS. IF THE TRUSTEE DOES WITHHOLD ON A FOREIGN INVESTOR PURSUANT TO SECTION 1446 OF THE CODE, THE CASH RECEIVED ON A CURRENT BASIS BY FOREIGN INVESTORS WHO OWN CLASS C CERTIFICATES WILL BE LESS THAN THE FULL INTEREST PAYMENTS. FOR THESE PURPOSES, A FOREIGN INVESTOR IS A PERSON OR ENTITY OTHER THAN AN INDIVIDUAL WHO IS A CITIZEN OR RESIDENT OF THE UNITED STATES, A CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF (A "U.S. COMPANY"), OR AN ESTATE OR TRUST THE INCOME OF WHICH IS SUBJECT TO U.S. FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE. A U.S. COMPANY WHICH IS A SUBSIDIARY OF A FOREIGN INVESTOR IS NOT ITSELF CONSIDERED A FOREIGN INVESTOR BUT A U.S. BRANCH OF A FOREIGN INVESTOR WOULD BE CONSIDERED A FOREIGN INVESTOR.]

                        Series 1997-1 Supplement                    36


            (c) The Transfer Agent and Registrar shall not permit the transfer of any Term Certificates unless such transfer complies with the terms of the foregoing legends and, in the case of a transfer (i) to an Institutional Accredited Investor (other than a Qualified Institutional Buyer), the transferee delivers a completed Purchaser Letter in the form attached to this supplement as Exhibit F or (ii) to a person other than a Qualified Institutional Buyer or an Institutional Accredited Investor, upon delivery of an opinion of counsel selected by the Company, satisfactory to the Trustee and the Company, to the effect that the transferee is taking delivery of the Term Certificates in a transaction that is otherwise exempt from the registration requirements of the Securities Act.

            (d) In addition, the Class C Certificates may not be sold, assigned, pledged or otherwise transferred (except by the Initial Purchaser) unless the transferee thereof delivers a letter, in the form attached to this Supplement as Exhibit G, to the effect that (i) such transferee is acquiring such Class C Certificates for its own account, is the sole beneficial owner of such Class C Certificates and will remain the sole beneficial owner of such Class C Certificates until such Class C Certificates are transferred as provided in this Supplement, (ii)(A) such transferee is not, for U.S. Federal income tax purposes, a Trust, Estate, Partnership or "S Corporation" (as defined in Section 1361(a)(1) of the Code) or (B) such transferee is a Trust, Estate, Partnership or "S Corporation" (as defined in section 1361(a)(1) of the Code) for U.S. Federal income tax purposes, but after giving effect to such transfer of Class C Certificates to such Transferee, less than 50 percent of the aggregate value of such Transferee's assets would consist of Class C Certificates and (iii) such Class C Certificates have not been transferred through an "established securities market" within the meaning of Section 7704(b) of the Code.

            SECTION 2.05. Application of Proceeds. On the Issuance Date, the Trustee shall remit to the Company the

                        Series 1997-1 Supplement                    37


cash proceeds received by it upon the issuance of the Term Certificates.

            SECTION 2.06. Procedure for Decreasing the Invested Amount; Optional Termination. (a) If, as of the last day of any period of three consecutive Settlement Periods, the daily average excess during such period of the Series 1997-1 Invested Amount over the Series 1997-1 Adjusted Invested Amount (the "Excess") equals or exceeds the Reduction Threshold, as of the last day of any Settlement Period, the Company shall reduce the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount (a "Reduction"), by causing the Trustee to distribute to the Term Certificateholders an amount (the "Reduction Amount") equal to the Excess in accordance with subsection 3A.06(d). The Company shall direct the Trustee in writing to make such distribution and shall specify the Reduction Amount to be distributed as specified below. The distribution of the Reduction Amount shall be made to the Term Certificateholders pro rata based on the initial invested amount of each Class, from funds on deposit in the Series 1997-1 Principal Collection Sub-subaccount on the immediately succeeding Distribution Date (a "Special Distribution Date"); provided that no Early Amortization Event or Potential Early Amortization Event has occurred and is continuing and the Master Servicer on behalf of the Company shall have given the Trustee written notice of such Reduction and the related Reduction Amount at least five days prior to the related Special Distribution Date setting forth the Reduction Amount and, in the case of such notice to the Trustee, instructions to not distribute to the Company any amounts pursuant to subsection 3A.03(c)(i) until the condition set forth in the second proviso in such subsection is satisfied. The Trustee shall provide written notice of any proposed Reduction to the Term Certificateholders and each Rating Agency as promptly as is reasonably practicable.

            (b) (i) On any Business Day to occur following the second anniversary of the Issuance Date and prior to the

                        Series 1997-1 Supplement                    38


occurrence of the Scheduled Revolving Termination Date, an Early Amortization Event which has not been cured or waived or a Potential Early Amortization Event which has not been cured or waived, the Company shall have the right to deliver an irrevocable notice (an "Optional Termination Notice") to the Trustee and the Master Servicer in which the Company declares that the Series 1997-1 Revolving Period shall terminate on the date (the "Optional Termination Date") set forth in such notice (which date, in any event, shall not be less than 10 days from the date on which such notice is delivered).

          (ii) From and after the Optional Termination Date, the Series 1997-1 Amortization Period shall commence for all purposes under this Supplement and the other Transaction Documents. The Trustee shall give prompt written notice of its receipt of an Optional Termination Notice to the Term Certificateholders and each Rating Agency.

            SECTION 2.07. Sale of Additional Term Certificates. (a) The Company may, upon written notice to the Trustee, the Master Servicer and the Term Certificateholders and upon satisfaction of each of the conditions set forth in subsection (b) of this Section 2.07, direct the Trustee in writing to issue on the following Distribution Date (each such date a "Subsequent Issuance Date") additional Class A Certificates, Class B Certificates and Class C Certificates, identical in all respects to the existing Class A Certificates, Class B Certificates and Class C Certificates, in an aggregate principal amount specified by the Company (pro rata based on the initial invested amount of each Class) (except that the Certificate Rate applicable to such additional Class A Certificates, Class B Certificates and Class C Certificates may differ from the Certificate Rate applicable to existing Class A Certificates, Class B Certificates and Class C Certificates); provided that the Series 1997-1 Target Receivables Amount does not exceed the Series 1997-1 Allocated Receivables Amount, after giving effect to any

                        Series 1997-1 Supplement                    39


increase in the Invested Amount on such Subsequent Issuance Date.

            The Company may arrange for the sale of such additional Class A Certificates, Class B Certificates and Class C Certificates pursuant to a private placement or any other sale arrangement; provided that the Company agrees that it shall first offer to the existing Term Certificateholders the opportunity to purchase such additional Class A Certificates, Class B Certificates and Class C Certificates on substantially the same terms and conditions that such additional Class A Certificates, Class B Certificates and Class C Certificates are to be offered to other purchasers. If existing Class A Certificateholders, Class B Certificateholders or Class C Certificateholders, as the case may be, elect not to purchase all such additional Class A Certificates, Class B Certificates or Class C Certificates within 10 Business Days following their receipt of an offer therefor, the Company may proceed with its arrangements to sell all such additional Class A Certificates, Class B Certificates and Class C Certificates to any other eligible purchasers. In the event that the existing Class A Certificateholders, Class B Certificateholders or Class C Certificateholders, as the case may be, subscribe to purchase more additional Class A Certificates, Class B Certificates or Class C Certificates than are being offered by the Company at such time, then each such existing Class A Certificateholder, Class B Certificateholder or Class C Certificateholder shall be entitled to purchase a pro rata portion of such additional Class A Certificates, Class B Certificates or Class C Certificates based on the aggregate principal amount of Class A Certificates, Class B Certificates or Class C Certificates then held by such holder. On each Subsequent Issuance Date, if any, the Series 1997-1 Invested Amount (and each other amount set forth herein, the calculation of which is based on such amount) shall be recalculated by the Company to include the additional initial invested amounts with respect to the Class A Certificates, Class B Certificates and Class C Certificates issued on such date.

                        Series 1997-1 Supplement                    40


            (b) On the Subsequent Issuance Date, the Trustee shall only authenticate and deliver any additional Class A Certificates, Class B Certificates and Class C Certificates upon satisfaction of the following on or prior to such Subsequent Issuance Date:

                  (i) the Rating Agencies shall have been notified by the Company of the proposed issuance of additional Class A Certificates, Class B Certificates and Class C Certificates at least 10 days prior to the proposed Subsequent Issuance Date, each Rating Agency shall have issued a rating (as confirmed in a letter delivered to the Trustee) on the additional Class A Certificates, Class B Certificates and Class C Certificates that is equivalent to the rating issued by such Rating Agency on the Issuance Date and the Rating Agency Condition shall have been satisfied on or prior to such Subsequent Issuance Date;

                (ii) the Trustee shall have received an Officer's Certificate certifying that no Early Amortization Event or Potential Early Amortization Event shall have occurred and be continuing with respect to Series 1997-1 or would occur as a result of such issuance upon which the Trustee may conclusively rely;

               (iii) a Tax Opinion (including the opinion set forth in clause
      (a)(ii) of the definition thereof) addressed to the Trust and the Trustee shall have been delivered to the Trustee (the costs and expenses associated with such opinion shall constitute Program Costs); and

                (iv) an Opinion of Counsel addressed to the Trust and the Trustee shall have been delivered to the Trustee stating that all of the conditions to the issuance of such additional Class A Certificates, Class B Certificates and Class C Certificates shall have been

                        Series 1997-1 Supplement                    41


      satisfied (the costs and expenses associated with such opinion shall constitute Program Costs).

            (c) On each Subsequent Issuance Date, the Company in a written order shall direct the Trustee to authenticate and deliver additional Class A Certificates, Class B Certificates and Class C Certificates in accordance with
Section 2.03.


                                   ARTICLE III

                          Article III of the Agreement

            Section 3.01 of the Agreement and each other section of Article III of the Agreement relating to another Series shall be read in its entirety as provided in the Agreement. Article III of the Agreement (except for Section 3.01 thereof and any portion thereof relating to another Series) shall read in its entirety as follows and shall be exclusively applicable to the Term Certificates and the Series 1997-1 Subordinated Interest:

            SECTION 3A.02. Establishment of Trust Accounts. (a) The Trustee shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, (i) for the benefit of the Class A Certificateholders, (ii) for the benefit, subject to the prior and senior interest of the Class A Certificateholders, of the Class B Certificateholders, (iii) for the benefit, subject to the prior and senior interests of the Class A Certificateholders and the Class B Certificateholders, of the Class C Certificateholders and (iv) in the case of clauses (A) and (B) below, for the benefit, subject to the prior and senior interests of the Term Certificateholders, of the holder of the Series 1997-1 Subordinated Interest, (A) a subaccount of the Collection Account (the "Series 1997-1 Collection Subaccount"), which subaccount is the Series Collection Subaccount with respect to Series 1997-1; (B) two subaccounts of the Series 1997-1 Collection

                        Series 1997-1 Supplement                    42


Subaccount: (1) the Series 1997-1 Principal Collection Sub-subaccount and (2) the Series 1997-1 Non-Principal Collection Sub-subaccount (respectively, the "Series 1997-1 Principal Collection Sub-subaccount" and the "Series 1997-1 Non-Principal Collection Sub-subaccount"); and (C) a subaccount of the Series 1997-1 Non-Principal Collection Sub-subaccount (the "Series 1997-1 Accrued Interest Sub-subaccount"; all accounts established pursuant to this subsection 3A.02(a) and listed on Schedule 1, collectively, the "Trust Accounts"), each Trust Account to bear a designation indicating that the funds deposited therein are held for the benefit of the Persons (and, for each such Person, to the extent) set forth in clauses (i), (ii), (iii) and (iv) above. The Trustee, on behalf of the Holders, shall possess all right, title and interest in all funds from time to time on deposit in, and all Eligible Investments credited to, the Trust Accounts and in all proceeds thereof. The Trust Accounts shall be under the sole dominion and control of the Trustee for the exclusive benefit of the Persons (and, for each such Person to the extent) set forth in clauses (i),
(ii), (iii) and (iv) above. In any case where the Company has not provided applicable written direction as to Eligible Investments to the Trustee, the Trustee shall invest in demand deposits or money market funds that constitute Eligible Investments.

            (b) All Eligible Investments in the Trust Accounts shall be held by the Trustee, on behalf of the Holders, for the benefit of the Persons (and, for each such Person, to the extent) set forth in clauses (i), (ii), (iii) and (iv) of subsection (a) above. Funds on deposit in a Trust Account that is a Sub-subaccount of the Collection Account shall, at the direction of the Company, be invested together with funds held in other Sub-subaccounts of the Collection Account. After giving effect to any distribution to the Company pursuant to subsection 3A.03(c), amounts on deposit and available for investment in the Series 1997-1 Principal Collection Sub-subaccount shall be invested by the Trustee, at the written direction of the Company, in Eligible Investments that mature, or that are payable or

                        Series 1997-1 Supplement                    43


redeemable upon demand of the holder thereof, (i) in the case of any such investment made during the Series 1997-1 Revolving Period, on or prior to the next Business Day and (ii) in the case of any such investment made during the Series 1997-1 Amortization Period, on or prior to the Business Day immediately preceding the next Distribution Date. Amounts on deposit and available for investment in the Series 1997-1 Non-Principal Collection Sub-subaccount and the Series 1995-1 Accrued Interest Sub-subaccount shall be invested by the Trustee at the written direction of the Company in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the Business Day immediately preceding the subsequent Distribution Date. As of the Business Day immediately preceding the Settlement Report Date, all interest and other investment earnings (net of losses and investment expenses) on funds deposited in the Series 1997-1 Accrued Interest Sub-subaccount shall be deposited in the Series 1997-1 Non-Principal Collection Sub-subaccount and all interest and investment earnings (net of losses and investment expenses) on funds deposited in the Series 1997-1 Principal Collection Sub-subaccount shall be deposited in the Series 1997-1 Non-Principal Collection Sub-subaccount.

            SECTION 3A.03. Daily Allocations. (a) The portion of Aggregate Daily Collections allocated to the Term Certificates and the Series 1997-1 Subordinated Interest pursuant to Article III of the Agreement shall be allocated and distributed as set forth in this Article III by the Trustee based solely on the information provided it by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the Internal Operating Procedures Memorandum).

            (b)(i) On each Business Day, an amount equal to the Accrued Expense Amount for such day (or, during the Series 1997-1 Revolving Period, such greater amount as the Company may request in writing) shall be transferred by the Trustee from the Series 1997-1

                        Series 1997-1 Supplement                    44


      Collection Subaccount to the Series 1997-1 Non-Principal Collection Sub-subaccount; provided, that (A) on the tenth Business Day of each Accrual Period (and each Business Day thereafter, if necessary, until the full amount of any positive Accrued Expense Adjustment is transferred),
      (B) on the day of any Reduction and (C) on the last Business Day of each Accrual Period, an amount equal to the Accrued Expense Adjustment shall, if such adjustment is a positive amount, be transferred from the Series 1997-1 Collection Subaccount to the Series 1997-1 Non-Principal Collection Sub-subaccount or, if such adjustment is a negative amount, be transferred from the Series 1997-1 Non-Principal Collection Sub-subaccount to the Series 1997-1 Collection Subaccount (or deducted from the transfer in respect of the Accrued Expense Amount for such day); and

            (ii) on each Business Day (including Distribution Dates), following the transfers pursuant to clause (i) above, any remaining funds on deposit in the Series 1997-1 Collection Subaccount shall be transferred by the Trustee to the Series 1997-1 Principal Collection Sub-subaccount.

            (c)(i) On each Business Day during the Series 1997-1 Revolving Period (including Distribution Dates), after giving effect to all allocations of Aggregate Daily Collections referred to in subparagraphs
      (b)(i) and (b)(ii) on such Business Day, amounts on deposit in the Series 1997-1 Principal Collection Sub-subaccount shall be distributed or transferred by the Trustee, based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the Internal Operating Procedures Memorandum), (A) first, to pay Excess Program Costs and (B) second, (I) to the Company as the holder of the Series 1997-1 Subordinated Interest in accordance with the directions contained in

                        Series 1997-1 Supplement                    45


      the Daily Report, (II) at the election of the Company as the holder of the Series 1997-1 Subordinated Interest, by written notice to the Master Servicer and the Trustee, to such accounts or to such Persons as the Company may direct in writing (which directions may consist of standing instructions provided by the Company that shall remain in effect until changed by the Company in writing) or (III) at the election of the Company as the holder of the Series 1997-1 Subordinated Interest, by written notice to the Master Servicer and the Trustee, to the Series 1997-2 Principal Collection Sub-subaccount; provided that such distributions or transfers, as the case may be, shall be made only if no Early Amortization Event or Potential Early Amortization Event relating to an Early Amortization Event set forth in subsections (a), (d) (but only with respect to a Servicer Default set forth in subsection 6.01(e) of the Servicing Agreement relating to the Master Servicer or to one or more Servicers that are responsible for servicing Receivables representing 15% or more of the Aggregate Receivables Amount) or (e), (j) or (k) of Section
      5.01 of this Supplement has occurred and is continuing and only to the extent that, if, after giving effect to such distributions or transfers, the Series 1997-1 Target Receivables Amount would not exceed the Series 1997-1 Allocated Receivables Amount; provided further that if the Company or the Master Servicer, on behalf of the Company, shall have given a notice of a Reduction and the related Reduction Amount to the Trustee and the Master Servicer pursuant to subsection 2.06(a) and the Trustee shall have received such notice, the Trustee shall retain, until the related Special Distribution Date, aggregate amounts on deposit in the Series 1997-1 Principal Collection Sub-subaccount equal to the sum of the Reduction Amount in respect thereof. Amounts distributed to the Company hereunder shall be deemed to be paid first from Collections received directly by the Master Servicer and second from Collections received in the Lockboxes.

                        Series 1997-1 Supplement                    46


            (ii) During the Series 1997-1 Amortization Period, amounts on deposit in the Series 1997-1 Principal Collection Subsubaccount on each Distribution Date shall be distributed on such Distribution Date in accordance with subsection 3A.06(c). No amounts on deposit in the Series 1997-1 Principal Collection Sub-subaccount shall be distributed by the Trustee to the Company during the Series 1997-1 Amortization Period.

            (d) On each Business Day an amount equal to the Series 1997-1 Daily Interest Expense for such day shall be transferred by the Trustee, based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the Internal Operating Procedures Memorandum), from the Series 1997-1 Non-Principal Collection Sub-subaccount to the Series 1997-1 Accrued Interest Sub-subaccount.

            (e) The allocations to be made pursuant to this Section 3A.03 are subject to the provisions of Sections 2.05, 2.06, 7.02, 9.01 and 9.03 of the Agreement.

            SECTION 3A.04. Determination of Interest. (a) The amount of interest distributable with respect to the Term Certificates on each Distribution Date for the Accrual Period then ending shall be determined as follows:

            (i) for the Class A Certificates, an amount (the "Class A Monthly Interest") equal to the product of (A) the Class A Certificate Rate for such Accrual Period; (B) the Class A Invested Amount on the first day of such Accrual Period (after giving effect to any distributions of principal on such date); and (C) the actual number of days in such Accrual Period divided by 360; provided that if any additional Class A Certificates have been issued on any Subsequent Issuance Date, the Class A Monthly Interest shall equal the sum of the monthly interest amount for each outstanding tranche of Class A Certificates (based on

                        Series 1997-1 Supplement                    47


      the outstanding Invested Amount and the applicable Class A Certificate Rate in respect of such tranche);

            (ii) for the Class B Certificates, an amount (the "Class B Monthly Interest") equal to the product of (A) the Class B Certificate Rate for such Accrual Period; (B) the Class B Invested Amount on the first day of such Accrual Period (after giving effect to any distributions of principal on such date); and (C) the actual number of days in such Accrual Period divided by 360; provided that if any additional Class B Certificates have been issued on any Subsequent Issuance Date, the Class B Monthly Interest shall equal the sum of the monthly interest amount for each outstanding tranche of Class B Certificates (based on the outstanding Invested Amount and the applicable Class B Certificate Rate in respect of such tranche);

            (iii) for the Class C Certificates, an amount (the "Class C Monthly Interest") equal to the product of (A) the Class C Certificate Rate for such Accrual Period; (B) the Class C Invested Amount on the first day of such Accrual Period (after giving effect to any distributions of principal on such date); and (C) the actual number of days in such Accrual Period divided by 360; provided that if any additional Class C Certificates have been issued on any Subsequent Issuance Date, the Class C Monthly Interest shall equal the sum of the monthly interest amount for each outstanding tranche of Class C Certificates (based on the outstanding Invested Amount and the applicable Class C Certificate Rate in respect of such tranche); and

            (iv) the Master Servicer shall notify the Trustee in writing (upon which the Trustee may conclusively rely) on each Settlement Report Date of the amounts calculated pursuant to clauses (i), (ii) and (iii) above.

                        Series 1997-1 Supplement                    48


            (b) (i) On each Distribution Date, the Master Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (A) the Class A Monthly Interest for the Accrual Period ending on such Distribution Date over (B) the amount that is available to be distributed to the Class A Certificateholders on such Distribution Date in respect thereof pursuant to this Supplement. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class A Additional Interest") equal to the product, for the next Accrual Period (or portion thereof) until such Class A Interest Shortfall is repaid, of (A) a rate per annum equal to the Class A Certificate Rate for the next Accrual Period; (B) such Class A Interest Shortfall (or the portion thereof that has not been paid to the Class A Certificateholders); and (C) the actual number of days in the next Accrual Period divided by 360, shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class A Interest Shortfall is paid in full to the Class A Certificateholders.

          (ii) On each Distribution Date, the Master Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (A) the Class B Monthly Interest for the Accrual Period ending on such Distribution Date over
(B) the amount that is available to be distributed to the Class B Certificateholders on such Distribution Date in respect thereof pursuant to this Supplement. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class B Additional Interest") equal to the product, for the next Accrual Period (or portion thereof) until such Class B Interest Shortfall is repaid, of (A) a rate per annum equal to the Class B Certificate Rate for the next Accrual Period; (B) such Class B Interest Shortfall (or the portion thereof that has not been paid to the Class B Certificateholders); and (C) the actual number of days in such Accrual Period divided by 360, shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following

                        Series 1997-1 Supplement                    49


such Distribution Date to and including the Distribution Date on which such Class B Interest Shortfall is paid in full to the Class B Certificateholders.

         (iii) On each Distribution Date, the Master Servicer shall determine the excess, if any (the "Class C Interest Shortfall"), of (A) the Class C Monthly Interest for the Accrual Period ending on such Distribution Date over
(B) the amount that is available to be distributed to the Class C Certificateholders on such Distribution Date in respect thereof pursuant to this Supplement. If the Class C Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class C Additional Interest") equal to the product, for the next Accrual Period (or portion thereof) until such Class C Interest Shortfall is repaid, of (A) a rate per annum equal to the Class C Certificate Rate for the next Accrual Period; (B) such Class C Interest Shortfall (or the portion thereof that has not been paid to the Class C Certificateholders); and (C) the actual number of days in such Accrual Period divided by 360, shall be payable as provided herein with respect to the Class C Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class C Interest Shortfall is paid in full to the Class C Certificateholders.

            SECTION 3A.05. Determination of Series 1997-1 Principal. (a) Payments of Series 1997-1 Monthly Principal. The amount (the "Series 1997-1 Monthly Principal Payment") distributable from the Series 1997-1 Principal Collection Sub-subaccount on each Distribution Date during the Series 1997-1 Amortization Period shall be equal to the amount on deposit in such account on the immediately preceding Settlement Report Date; provided that the Series 1997-1 Monthly Principal Payment on any Distribution Date shall not exceed the Series 1997-1 Invested Amount on such Distribution Date after giving effect to the reductions and increases pursuant to paragraphs (b) and (c) below.

                        Series 1997-1 Supplement                    50


            (b) Reductions to Series 1997-1 Principal. If, on any Special Allocation Settlement Report Date, the Series 1997-1 Allocable Charged-Off Amount is greater than zero for the related Settlement Period, the Trustee shall in accordance with the written directions of the Master Servicer (upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the Internal Operating Procedures Memorandum) make the following applications of such amounts in the following order of priority:

            (i) the Series 1997-1 Required Subordinated Amount shall be reduced (but not below zero) by an amount equal to the Series 1997-1 Allocable Charged-Off Amount (which shall also be reduced by the amount so applied);

            (ii) then, to the extent that the Series 1997-1 Allocable Charged-Off Amount is greater than zero following the application in clause (i) above, the Class C Invested Amount shall be reduced (but not below zero) by an amount equal to such remaining Series 1997-1 Allocable Charged-Off Amount (which shall also be reduced by the amount so applied);

            (iii) then, to the extent that the Series 1997-1 Allocable Charged-Off Amount is greater than zero following the applications in clause (i) and (ii) above, the Class B Invested Amount shall be reduced (but not below zero) by an amount equal to such remaining Series 1997-1 Allocable Charged-Off Amount (which shall also be reduced by the amount so applied); and

            (iv) then, to the extent that the Series 1997-1 Allocable Charged-Off Amount is greater than zero following the applications in clause (i), (ii) and (iii) above, the Class A Invested Amount shall be reduced (but not below zero) by an amount equal to such remaining Series 1997-1 Allocable Charged-Off Amount (which shall also be reduced by the amount so applied).

                        Series 1997-1 Supplement                    51


            (c) Increases to Series 1997-1 Principal. If, on any Special Allocation Settlement Report Date, the Series 1997-1 Allocable Recoveries Amount is greater than zero for the related Settlement Period, the Trustee shall in accordance with the written directions of the Master Servicer (upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the Internal Operating Procedures Memorandum) make the following applications (after giving effect to the applications in paragraph (b) of such amount in the following order of priority):

            (i) the Class A Invested Amount shall be increased (but only to the extent of any previous reductions of the Class A Invested Amount pursuant to subsection 3A.05(b)(iv)) by the amount of the Series 1997-1 Allocable Recoveries Amount (which shall also be reduced by the amount so applied);

          (ii) then, to the extent that the Series 1997-1 Allocable Recoveries Amount is greater than zero following the application in clause (i) above, the Class B Invested Amount shall be increased (but only to the extent of any previous reductions of the Class B Invested Amount pursuant to subsection 3A.05(b)(iii)) by such remaining Series 1997-1 Allocable Recoveries Amount (which shall also be reduced by the amount so applied);

         (iii) then, to the extent that the Series 1997-1 Allocable Recoveries Amount is greater than zero following the applications in clause (i) and
      (ii) above, the Class C Invested Amount shall be increased (but only to the extent of any previous reductions of the Class C Invested Amount pursuant to subsection 3A.05(b)(ii)) by such remaining Series 1997- 1 Allocable Recoveries Amount (which shall also be reduced by the amount so applied); and

                        Series 1997-1 Supplement                    52


            (iv) then, to the extent that the Series 1997-1 Allocable Recoveries Amount is greater than zero following the applications in clause (i), (ii) and (iii) above, the Series 1997-1 Required Subordinated Amount shall be increased (but only to the extent of any previous reductions of the Series 1997-1 Required Subordinated Amount pursuant to subsection 3A.05(b)(i)) by such remaining Series 1997-1 Allocable Recoveries Amount (which shall also be reduced by the amount so applied).

            SECTION 3A.06. Applications. (a) The Trustee shall distribute, based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the Internal Operating Procedures Memorandum), on each Distribution Date, from amounts on deposit in the Series 1997-1 Accrued Interest Sub-subaccount in the following order of priority to the extent funds are available:

            (i) an amount equal to the Class A Monthly Interest payable on such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date, to the Class A Certificateholders; provided, however, that during the Series 1997-1 Amortization Period, no Class A Additional Interest will be paid until repayment in full of the Series 1997-1 Invested Amount and all Class A Monthly Interest, Class B Monthly Interest and Class C Monthly Interest has been paid;

            (ii) an amount equal to the Class B Monthly Interest payable on such Distribution Date, plus the amount of any Class B Monthly Interest previously due

                        Series 1997-1 Supplement                    53


      but not distributed to the Class B Certificateholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date, to the Class B Certificateholders; provided, however, that during the Series 1997-1 Amortization Period, no Class B Additional Interest will be paid until repayment in full of the Series 1997-1 Invested Amount and all Class A Monthly Interest, Class B Monthly Interest and Class C Monthly Interest has been paid; and

            (iii) an amount equal to the Class C Monthly Interest payable on such Distribution Date, plus the amount of any Class C Monthly Interest previously due but not distributed to the Class C Certificateholders on a prior Distribution Date, plus the amount of any Class C Additional Interest for such Distribution Date and any Class C Additional Interest previously due but not distributed to the Class C Certificateholders on a prior Distribution Date, to the Class C Certificateholders; provided, however, that during the Series 1997-1 Amortization Period, no Class C Additional Interest will be paid until repayment in full of the Series 1997-1 Invested Amount and all Class A Monthly Interest, Class B Monthly Interest and Class C Monthly Interest has been paid. Unless otherwise directed by the Company, the Trustee shall withhold in accordance with
      Section 1446 of the Code on payments of interest allocable to Class C Certificateholders who are Foreign Investors unless such Class C Certificateholders provide the Trustee with (i) a properly executed Internal Revenue Service Form 4224 (or successor form) and (ii) upon request by the Trustee and in a form acceptable to the Trustee, evidence documenting the inclusion in gross income of, and the payment of appropriate U.S. taxes, if any, on, that portion of the Trust's net income allocable to such Class C Certificateholders.

                        Series 1997-1 Supplement                    54


            (b) On each Distribution Date, the Trustee shall apply, based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the Internal Operating Procedures Memorandum), funds on deposit in the Series 1997-1 Non-Principal Collection Sub-subaccount in the following order of priority to the extent funds are available:

            (i) an amount equal to the Series 1997-1 Monthly Servicing Fee for the Accrual Period ending on such Distribution Date shall be withdrawn from the Series 1997-1 Non-Principal Collection Sub-subaccount by the Trustee and paid to the Master Servicer (less any amount payable to the Trustee pursuant to Section 8.05 of the Agreement which shall be paid to the Trustee); and

            (ii) an amount equal to any Program Costs due and payable shall be withdrawn from the Series 1997-1 Non-Principal Collection Sub-subaccount by the Trustee and paid to the Persons owed such amounts.

Any remaining amount on deposit in the Series 1997-1 Non-Principal Collection Sub-subaccount (in excess of the Accrued Expense Amount as of such day) not allocated pursuant to clauses (i) and (ii) above shall be paid to the holder of the Series 1997-1 Subordinated Interest; provided, however, that during the Series 1997-1 Amortization Period, such remaining amounts shall be deposited in the Series 1997-1 Principal Collection Sub-subaccount for distribution in accordance with subsection 3A.06(c).

            (c) During the Series 1997-1 Amortization Period, the Trustee shall apply, based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the Internal Operating Procedures Memorandum), on

                        Series 1997-1 Supplement                    55


each Distribution Date, amounts on deposit in the Series 1997-1 Principal Collection Sub-subaccount in the following order of priority:

            (i) if any amounts are owed to the Trustee or any other Person, on account of Servicing Fees incurred in respect of the performance of its responsibilities as Successor Master Servicer or Successor Servicer, as the case may be, an amount equal to the product of (a) the amount so owed to such Successor Master Servicer or Successor Servicer, as the case may be, and (b) a fraction, the numerator of which shall be equal to the Series 1997-1 Invested Amount as of the end of the immediately preceding Settlement Period and the denominator of which shall be equal to the Aggregate Invested Amount as of the end of the immediately preceding Settlement Period shall be transferred from the Series 1997-1 Principal Collection Sub-subaccount to the Trustee or such other Person;

            (ii) following the repayment in full of all amounts set forth in clause (i) above, an amount equal to the Series 1997-1 Monthly Principal Payment for such Distribution Date (rounded down to the nearest $1,000,000 unless such payment is less than $1,000,000) shall be distributed from the Series 1997-1 Principal Collection Sub-subaccount:

                  (A) first, pro rata to the Class A Certificateholders until repayment in full of the Class A Invested Amount;

                  (B) second, pro rata to the Class B Certificateholders until repayment in full of the Class B Invested Amount; and

                  (C) third, pro rata to the Class C Certificateholders until repayment in full of the Class C Invested Amount;

                        Series 1997-1 Supplement                    56


            (iii) if, following the repayment in full of all amounts set forth in clauses (i) and (ii) above, any amounts are owed to the Trustee or any other Person, on account of its fees, expenses and disbursements incurred in respect of the performance of its responsibilities hereunder (other than pursuant to clause (i) above), such amounts shall be transferred from the Series 1997-1 Principal Collection Sub-subaccount and paid to the Trustee or such other Person; and

            (iv) following the repayment in full of all amounts set forth in clauses (i) through (iii) above, the remaining amount on deposit in the Series 1997-1 Principal Collection Sub-subaccount on such Distribution Date, if any, shall be distributed to the holder of the Series 1997-1 Subordinated Interest.

            (d) On each Special Distribution Date occurring in respect of a Reduction hereunder, the Trustee shall, based solely on the written instructions of the Master Servicer (upon which the Trustee may conclusively rely), distribute to the Term Certificateholders on such Special Distribution Date (pro rata based on the initial invested amount of each Class), from amounts on deposit in the Series 1997-1 Principal Collection Sub-subaccount an amount equal to the Reduction Amount to be made on such Special Distribution Date.


                                   ARTICLE IV

                        Distributions and Reports

            Article IV of the Agreement (except for any portion thereof relating to another Series) shall read in its entirety as follows and the following shall be

                        Series 1997-1 Supplement                    57


exclusively applicable to the Term Certificates issued pursuant to this
Supplement:

            SECTION 4A.0l. Distributions. (a) The final distribution of principal in respect of the Term Certificates will be made after due notice by the Trustee of the pendency of such distribution (subject to at least five Business Days' prior written notice from the Master Servicer to the Trustee containing all information required for the Trustee's notice, upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the Internal Operating Procedures Memorandum) and only upon presentation and surrender of such Term Certificates at the office of the Paying Agent or at the Corporate Trust Office of the Trustee, by check drawn on, or by transfer to an account maintained by the holder with, a bank in New York City. Any other distribution of principal in respect of the Term Certificates or on account of interest or fees on the Term Certificates on each Distribution Date will be made or caused to be made by the Paying Agent or the Trustee to the persons in whose name the Term Certificates are registered at the close of business on the related Record Date. Such payment will be made by a check mailed to the Term Certificateholders at such Term Certificateholders' registered addresses or, upon application by any Term Certificateholder of at least $5,000,000 in original principal amount thereof to the Trustee not later than five Business Days prior to the related Distribution Date, by transfer to an account maintained by the Term Certificateholder with a bank in New York City.

            (b) All allocations and distributions hereunder shall be in accordance with the Daily Reports and the Monthly Settlement Statements and subject to Section 3.01(h) of the Agreement.

            SECTION 4A.02. Statements and Notices. (a) Monthly Settlement Statements. On each Settlement Report Date (commencing with the Settlement Report Date

                        Series 1997-1 Supplement                    58


occurring in March 1997), the Master Servicer shall deliver to the Trustee and each Rating Agency a Monthly Settlement Statement in the Form of Exhibit E setting forth, among other things, the Loss Reserve Ratio I, the Loss Reserve Ratio II, the Dilution Reserve Ratio I, the Dilution Reserve Ratio II, the Minimum Ratio, in each case, where applicable, with respect to the Class A Certificates, the Class B Certificates and the Class C Certificates, and the Carrying Cost Reserve Ratio and the Servicing Reserve Ratio, each as recalculated for the next succeeding Settlement Period. The Trustee shall forward a copy of each Monthly Settlement Statement to any Term Certificateholder upon request by such Term Certificateholder.

            (b) Annual Certificateholders' Tax Statement. On or before April 1 of each calendar year (or such earlier date as required by applicable law), beginning with calendar year 1998, the Company shall furnish, or cause to be furnished, to each Person who at any time during the preceding calendar year was a Term Certificateholder, a statement prepared by the Company containing the aggregate amount distributed to such Person for such calendar year or the applicable portion thereof during which such Person was a Term Certificateholder, together with such other information as is required to be provided by an issuer of indebtedness under the Code and such other customary information as the Company deems necessary to enable the Term Certificateholders to prepare their tax returns. Such obligation of the Company shall be deemed to have been satisfied to the extent that substantially comparable information shall have been provided by the Trustee pursuant to any requirements of the Code as from time to time in effect. The Trustee shall be under no obligation to prepare tax returns for the Trust.

            (c) Early Amortization Event Notices. As promptly as reasonably practicable after its receipt of notice of the occurrence of an Early Amortization Event with respect to Series 1997-1, the Trustee shall give notice of such occurrence to (i) each Rating Agency (which notice

                        Series 1997-1 Supplement                    59


shall in any event be given, by telephone or otherwise, not later than the second Business Day after such receipt) and (ii) each Term Certificateholder.

            SECTION 4A.03. Notices. Notices required to be given to the Holders hereunder shall be given by first class mail to the address of such Holders as they appear in the Certificate Register or the Subordinated Interest Register, as applicable. The Company and the Master Servicer shall deliver copies of all notices, reports, statements and other documents delivered by it pursuant to the Pooling and Servicing Agreements to each Rating Agency.


                                ARTICLE V

                  Additional Early Amortization Events

            SECTION 5.01. Additional Early Amortization Events. If any one of the events specified in Section 7.01 of the Agreement (after any grace periods or consents applicable thereto) or any one of the following events (each, an "Early Amortization Event") shall occur during the Series 1997-1 Revolving
Period:

            (a) (i) failure on the part of the Master Servicer to direct any payment to be made, or failure of any payment to be made, in respect of interest owing on any Term Certificates within two Business Days of the date such interest is due or (ii) failure on the part of the Master Servicer to direct any payment to be made, or of the Company to make any payment in respect of any other amounts owing by the Company, under any Pooling and Servicing Agreement to or for the benefit of the Term Certificateholders within five Business Days of the date such other amount is due;

            (b) failure on the part of the Company duly to observe or perform in any material respect any covenant or agreement of the Company set forth in any Pooling

                        Series 1997-1 Supplement                    60


      and Servicing Agreement (including each covenant contained in Sections
      2.07 and 2.08 of the Agreement) that continues unremedied 30 days after the earlier of (i) the date on which a Responsible Officer of the Company or, so long as the Master Servicer is an Affiliate of the Company, a Responsible Officer of the Master Servicer has knowledge of such failure and (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by holders of the Term Certificates evidencing 25% or more of the Series 1997-1 Invested Amount;

            (c) any representation or warranty made or deemed made by the Company in any Pooling and Servicing Agreement to or for the benefit of the Term Certificateholders shall prove to have been incorrect in any material respect when made or when deemed made that continues to be incorrect 30 days after the earlier of (i) the date on which a Responsible Officer of the Company or, so long as the Master Servicer is an Affiliate of the Company, a Responsible Officer of the Master Servicer has knowledge of such failure and (ii) the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee or to the Company and the Trustee by holders of the Term Certificates evidencing 25% or more of the Series 1997-1 Invested Amount and as a result of such incorrectness, the interests, rights or remedies of the Term Certificateholders have been materially and adversely affected; provided, however, that an Early Amortization Event with respect to Series 1997-1 shall not be deemed to have occurred under this paragraph if the incorrectness of such representation or warranty gives rise to an obligation to repurchase or make an adjustment payment in respect of the related Receivables and the Company has repurchased or made an adjustment payment in respect of the related Receivable

                        Series 1997-1 Supplement                    61


      or all such Receivables, if applicable, in accordance with the provisions of any Pooling and Servicing Agreement within 10 Business Days of when the Company was obligated to do so;

            (d) a Servicer Default with respect to (i) the Master Servicer other than any Servicer Default that is within subsection 5.01(a) above, or (ii) one or more Servicers that are responsible for servicing Receivables representing 15% or more of the Aggregate Receivables Amount shall have occurred and be continuing; or

            (e) the Series 1997-1 Allocated Receivables Amount shall be less than the Series 1997-1 Target Receivables Amount for any period of five consecutive Business Days;

            (f) a Purchase Termination Event with respect to one or more Sellers that are responsible for originating Receivables representing 5% or more of the Aggregate Receivables Amount shall have occurred and be continuing;

            (g) a Change in Control shall have occurred;

            (h) any of the Agreement, the Servicing Agreement, this Supplement or the Receivables Sale Agreement shall cease, for any reason, to be in full force and effect, or the Company, any Seller, any Servicer, the Master Servicer or any Affiliate thereof shall so assert in writing;

            (i) the Trust shall for any reason cease to have a valid and perfected first priority undivided ownership or first priority security interest in any of the Trust Assets (subject to no other Liens other than any Permitted Liens) and such cessation would individually, or together with other cessations, have a Material Adverse Effect;

                        Series 1997-1 Supplement                    62


            (j) a Federal tax notice of Lien, in an amount equal to or greater than $1,000,000 shall have been filed against the Company or the Trust unless there shall have been delivered to the Trustee and the Rating Agencies proof of release of such Lien;

            (k) a notice of Lien shall have been filed by the Pension Benefit Guaranty Corporation against the Company or the Trust under Section 412(n) of the Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which Section 412(n) of the Code or Section 302(f) of ERISA applies unless there shall have been delivered to the Trustee and the Rating Agencies proof of the release of such Lien;

            (l) a Reduction shall have occurred and, as a result of such Reduction, the Series 1997-1 Invested Amount shall have been reduced to an amount below $75,000,000; or

            (m) (i) one or more judgments for the payment of money (to the extent not bonded or covered by insurance to the reasonable satisfaction of the Trustee) shall be rendered against the Company (A) in an aggregate amount greater than $50,000 or (B) that, individually or in the aggregate, have resulted or could reasonably be expected to result in a Company Material Adverse Effect or (ii) one or more judgments for the payment of money (to the extent not bonded or covered by insurance to the reasonable satisfaction of the Trustee) shall be rendered against the Master Servicer, any Servicer, any Seller or any combination thereof (A) in an aggregate amount greater than $7,500,000 or (B) that, individually or in the aggregate, have resulted or could reasonably be expected to result in a Servicer Material Adverse Effect or a Seller Material Adverse Effect, as applicable, with respect to one or more Servicers or Sellers, as applicable, that are responsible for servicing or originating, as the case

                        Series 1997-1 Supplement                    63


      may be, 5% or more of the Aggregate Receivables Amount and, in either case, the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon the assets or properties of the Company, the Master Servicer, any Servicer or any Seller to enforce any such judgment;

then, in the case of (x) any event described in Section 7.01 of the Agreement, automatically without any notice or action on the part of the Trustee or the holders of the Term Certificates, an early amortization period shall immediately commence or (y) an event described above, after the applicable grace period (if any) set forth in the applicable subsection, the Trustee may, and at the written direction of the Majority Term Certificateholders voting as a single class shall, by written notice then given to the Company and the Master Servicer, declare that an early amortization period has commenced as of the date of such notice with respect to Series 1997-1 (any such period under clause (x) or (y) above an "Early Amortization Period"); provided, however, that in the case of the event described in clause (e) above, if an Early Amortization Period has not been declared within 10 Business Days from the occurrence of such event, then an Early Amortization Period shall occur automatically unless, (i) prior to the end of such 10 Business Day period, the Series 1997-1 Allocated Receivables Amount shall no longer be less than the Series 1997-1 Target Receivables Amount and
(ii) so long as the Series 1997-1 Allocated Receivables Amount continues to be equal to or greater than the Series 1997-1 Target Receivables Amount, Term Certificateholders evidencing 66-2/3% or more of the Series 1997-1 Invested Amount voting as a single class shall have waived the occurrence of such event.

            Notwithstanding the foregoing, a delay in or failure in performance referred to in clause (a) above for a period of five Business Days after the applicable grace period, or in clause (b) above for a period of 30 Business

                        Series 1997-1 Supplement                    64


Days after the applicable grace period, will not constitute an Early Amortization Event if such delay or failure could not have been prevented by the exercise of reasonable diligence by the Company and such delay or failure was caused by a Force Majeure Delay. The Company will nevertheless be required to use its best efforts to perform its obligations in a timely manner in accordance with the terms of the Transaction Documents, and the Company shall promptly give the Trustee an Officer's Certificate notifying it of any such delay or failure.


                                   ARTICLE VI

                                  Servicing Fee

            SECTION 6.01. Servicing Compensation. A monthly servicing fee (the "Series 1997-1 Monthly Servicing Fee") shall be payable to the Master Servicer on each Distribution Date for the preceding Settlement Period, in an amount equal to the product of (a) the Servicing Fee and (b) a fraction, the numerator of which shall be equal to the Series 1997-1 Invested Amount as of the end of the second preceding Settlement Period and the denominator of which shall be equal to the Aggregate Invested Amount as of the end of such second preceding Settlement Period; provided, however, that, for the purpose of calculating the Accrued Expense Adjustment on the last Business Day of any Accrual Period, such calculation shall be based on the Series 1997-1 Invested Amount and Aggregate Invested Amount as of the end of the most recent Settlement Period that has elapsed. To the extent that funds on deposit in the Series 1997-1 Non-Principal Collection Sub-subaccount at any such date are insufficient to pay the Series 1997-1 Monthly Servicing Fee due on such date as set forth in the Monthly Settlement Statement delivered by the Master Servicer to the Trustee, the Trustee shall so notify the Company and the Company shall immediately pay the Master Servicer the amount of any such deficiency.

                        Series 1997-1 Supplement                    65


                               ARTICLE VII

                Covenants, Representations and Warranties

            SECTION 7.01. Representations and Warranties of the Company and the Master Servicer. The Company and the Master Servicer each hereby represents and warrants to the Trustee and each of the Term Certificateholders that each and every of their respective representations and warranties contained in each Pooling and Servicing Agreement is true and correct as of the Issuance Date and any Subsequent Issuance Date.

            SECTION 7.02. Covenants of the Company and the Master Servicer. The Company and the Master Servicer each hereby agree, in addition to their obligations under the Agreement and the Servicing Agreement, that:

            (a) they shall not terminate the Agreement unless in compliance with the terms of the Agreement and the supplements relating to each Outstanding Series;

            (b) they will (i) provide the Trustee with evidence, satisfactory to the Trustee, of (A) the establishment of a disaster recovery plan, (B) the establishment of computer back-up systems and (C) the operational readiness of an off-site disaster recovery facility and (ii) deliver to the Trustee executed copies of any landlord waivers, in a form reasonably acceptable to the Trustee, that may be necessary to grant to the Trustee access to any leased premises of the Master Servicer for which the Trustee may require access to perform the collection and administrative functions to be performed by the Trustee under the Transaction Documents;

            (c) for so long as any Term Certificates are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will cause to be provided to any holder of Term

                        Series 1997-1 Supplement                    66


      Certificates and any prospective purchaser of Term Certificates or an interest therein, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act;


            (d) they will not at any time participate in the listing of the Class C Certificates on an "established securities market" within the meaning of Section 7704(b)(1) of the Code;

            (e) the Company will not cooperate in any way to facilitate, and the Company will affirmatively take any reasonable action to prevent any of the following of which a Responsible Officer of the Company has actual knowledge, (i) the registration, listing or trading of the Class C Certificates on any national, foreign, regional, local or other stock exchange or PORTAL or (ii) the development or existence of an "over the counter" market for the Class C Certificates (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise); and

            (f) it shall observe in all material respects each and every of its respective covenants (both affirmative and negative) contained in the Agreement, the Servicing Agreement, this Supplement and all other Transaction Documents to which it is a party.

            SECTION 7.03. Negative Covenant of the Company; Covenants of the Master Servicer. (a) The Company shall not make any Restricted Payment while Series 1997-1 is an Outstanding Series, except (i) from amounts distributed to the Company pursuant to subsection 3A.03(c), (ii) in compliance with all terms of the Transaction Documents, including the Company's covenant as to net worth set forth

                        Series 1997-1 Supplement                    67


in subsection 2.07(m) of the Agreement and (iii) such Restricted Payment is made no more frequently than on a monthly basis and such Restricted Payment is made in accordance with all corporate and legal formalities applicable to the Company; provided that no Restricted Payment shall be made if an Early Amortization Event has occurred and is continuing (or would occur as a result of making such Restricted Payment).

            (b) The Master Servicer hereby agrees that it shall observe each and all of its respective covenants (both affirmative and negative) contained in each Pooling and Servicing Agreement in all material respects.

            SECTION 7.04. Covenant of the Trustee. Neither the Trustee nor any agent of the Trustee (including the Authenticating Agent and the Paying Agent) will knowingly take any action with the intent of facilitating (i) the registration, listing or trading of the Class C Certificates on any national, foreign, regional, local or other stock exchange or PORTAL or (ii) the development or existence of an "over the counter" market for the Class C Certificates (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise).


                                  ARTICLE VIII

                                  Miscellaneous

            SECTION 8.01. Ratification of Agreement. As modified and supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

            SECTION 8.02. Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ANY

                        Series 1997-1 Supplement                    68


CONFLICT OF LAW PRINCIPLES, EXCEPT TO THE EXTENT ISSUES OF PERFECTION ARE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION.

            SECTION 8.03. Further Assurances. Each of the Company, the Master Servicer and the Trustee agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the other more fully to effect the purposes of this Supplement and the sale of the Term Certificates hereunder, including, without limitation, in the case of the Company and the Master Servicer, the execution of any financing or registration statements or similar documents or notices or continuation statements relating to the Receivables and the other Trust Assets for filing or registration under the provisions of the UCC or similar legislation of any applicable jurisdiction provided that, in the case of the Trustee, in furtherance and without limiting the generality of subsection 8.01(d) of the Agreement, the Trustee shall have received reasonable assurance of adequate reimbursement and indemnity in connection with taking such action before the Trustee shall be required to take any such action.

            SECTION 8.04. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee or any Term Certificateholder, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

            SECTION 8.05. Amendments. This Supplement may only be amended, supplemented or otherwise modified from time to time if such amendment, supplement or modification is effected in accordance with the provisions of
Section 10.01 of the Agreement; provided that any amendment,

                        Series 1997-1 Supplement                    69


supplement or modification which is governed by Section 10.01(b) of the Agreement and relates to an amendment, supplement or modification of Article III, Article IV, the definition of the Class A Ratio, the Class B Ratio, the Class C Ratio and Series 1997-1 Required Subordinated Amount and any defined terms used therein shall require the consent of Term Certificateholders evidencing more than 50% of the Invested Amount of each Class adversely affected in any material respect by such amendment, supplement or modification.

            SECTION 8.06. Notices. All notices, requests and demands to or upon any party hereto to be effective shall be given in the manner set forth in the case of the Company, the Master Servicer and the Trustee, in Section 10.05 of the Agreement, and in the case of any other party, in writing (including a confirmed transmission by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Rating Agencies or to such other address as may be hereafter notified by the respective parties hereto:

            DCR:   Duff & Phelps Credit Rating Co.
                   55 East Monroe Street
                   Chicago, Illinois 60603
                   Attention:  Asset-Backed Research and
                               Monitoring Group
                   Telecopier: (312) 263-2852

            S&P:   Standard & Poor's Ratings Services
                   25 Broadway
                   New York, New York 10004
                   Attention:  Asset-Backed Surveillance Group
                   Telecopier: (212) 412-0225

                        Series 1997-1 Supplement                    70


Any notice required or permitted to be mailed to a Term Certificateholder shall be given as provided in Section 4A.03.

            SECTION 8.07. Counterparts. This Supplement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

            SECTION 8.08. No Bankruptcy Petition. Each Term Certificateholder (and each Certificate Book-Entry Holder with respect to any Term Certificate) shall be deemed to have agreed by its acceptance of a Term Certificate (or a beneficial interest therein) that, prior to the date which is one year and one day after the later of (i) the last day of the Series 1997-1 Amortization Period and (ii) the date that all Investor Certificates of each other Outstanding Series are repaid in full, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any Federal or state bankruptcy or similar law.

            SECTION 8.09. Limitation on Addition and Termination of Sellers. (a) Notwithstanding anything to the contrary contained in the Receivables Sale Agreement or the Agreement, the Company shall not consent to the addition of a Seller thereunder unless each of the following conditions shall have been satisfied:

            (i) Each of the conditions set forth in Section 3.05 of the Receivables Sale Agreement shall have been satisfied and the Trustee shall have received evidence in the form of an appropriate Officer's
      Certificate as to that fact.

            (ii) The Company and the Trustee shall have received evidence that the Rating Agency Condition shall have been satisfied with respect to the addition

                        Series 1997-1 Supplement                    71


      of such Seller; provided that satisfaction of the Rating Agency Condition (and such receipt of evidence thereof) shall not be required with respect to the addition of up to three additional Sellers during any calendar year, each of which meets the following criteria: (x) such proposed additional Seller is, in the judgment of the Company as certified by the Company to the Trustee in an Officer's Certificate, in the same line of business as the existing Sellers as of the related Seller Addition Date (as defined in the Receivables Sale Agreement) and (y) as of the Seller Addition Date, immediately prior to giving effect to such addition, the ratio (as determined by the Company and expressed as a percentage) of (I) the aggregate Principal Amount of what would constitute all Eligible Receivables of the proposed Seller if it were a Seller at the end of the Business Day immediately preceding the Seller Addition Date minus the amount which would constitute the Overconcentration Amount applicable to such Receivables on the Seller Addition Date if the proposed Seller were a Seller to (II) the Aggregate Receivables Amount on the Seller Addition Date (before giving effect to such addition), is less than five percent.

            (iii) The Company and the Trustee shall have received a certificate prepared by a Responsible Officer of each Servicer certifying that after giving effect to the addition of such Seller, the Aggregate Target Receivables Amount shall equal or exceed the Aggregate Allocated Receivables Amount on the related Seller Addition Date.

            (iv) The Trustee shall have notified the Company and each Rating Agency that a Standby Liquidation System is in place for such proposed additional Seller.

            (c) Notwithstanding anything to the contrary contained in the Receivables Sale Agreement, the Company shall not consent to any request made pursuant to

                        Series 1997-1 Supplement                    72


Section 9.14(b) thereof, nor shall any Seller which is the subject of such request be terminated under the Receivables Sale Agreement, in each case unless
(i) no Early Amortization Event, Potential Early Amortization Event or Potential Purchase Termination Event (as defined in the Receivables Sale Agreement) (other than with respect to the Seller to be so terminated) has occurred and is continuing (both before and after giving effect to such termination) and (ii) the Trustee shall have received prior written notice of such termination (which notice shall be accompanied by a pro forma Daily Report confirming that the Aggregate Target Receivables Amount equals or exceeds the Aggregate Allocated Receivables Amount, each calculated after giving effect to such termination and excluding all Receivables originated by the Seller to be terminated).

            (d) Upon the termination of a Seller pursuant to Section 9.14(b) of the Receivables Sale Agreement and the foregoing paragraph (c), the calculation (including, without limitation, for purposes of the pro forma calculations pursuant to paragraph (c) above) of the Aggregate Target Receivables Amount, the Aggregate Allocated Receivables Amount, the Series 1997-1 Required Subordinated Amount and all other amounts from which each such amount is directly or indirectly derived shall exclude in each case the Receivables originated by such terminated Seller.


                                   ARTICLE IX

                           Final Distributions

            SECTION 9.01. Certain Distributions. (a) Not later than 2:00 p.m., New York City time, on the Distribution Date following the date on which the proceeds from the disposition of the Receivables pursuant to subsection 7.02(b) of the Agreement are deposited into the Series 1997-1 Non-Principal Collection Sub-subaccount and the Series 1997-1 Principal Collection Sub-subaccount, the

                        Series 1997-1 Supplement                    73


Trustee shall distribute such amounts pursuant to Article III of this Supplement.

            (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, any distribution made pursuant to this Section shall be deemed to be a final distribution pursuant to Section 9.03 of the Agreement with respect to the Term Certificates.

                        Series 1997-1 Supplement                    74

            IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused this Series 1997-1 Supplement to be duly executed by their respective officers as of the day and year first above written.


                              LFI RECEIVABLES CORPORATION,

                                by
                                   -------------------------------
                                   Name:
                                   Title:


                              LFI SERVICING CORPORATION, as
                              Master Servicer,

                                by
                                   -------------------------------
                                   Name:
                                   Title:


                              THE CHASE MANHATTAN BANK, not in
                              its individual capacity but solely
                              as Trustee,

                                by
                                   -------------------------------
                                   Name:
                                   Title:

                                                                    EXHIBIT A TO
                                                        SERIES 1997-1 SUPPLEMENT

                          LFI RECEIVABLES MASTER TRUST

                   FORM OF CLASS A CERTIFICATE, SERIES 1997-1

REGISTERED
NO.                                                        $                 (of
                                                           $             issued)
CUSIP No.

            [For Book-Entry Certificates Only: UNLESS THIS TERM CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            INTERESTS IN THIS TERM CERTIFICATE MAY ONLY BE HELD BY QUALIFIED INSTITUTIONAL BUYERS (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF
1933).]

            THIS TERM CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THE HOLDER HEREOF, BY PURCHASING THIS TERM CERTIFICATE, AGREES THAT SUCH TERM CERTIFICATE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS IN AN AMOUNT OF AT LEAST $1,000,000 AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) TO A PERSON WHO (A) IS AN

INSTITUTIONAL "ACCREDITED INVESTOR", WITHIN THE MEANING OF RULE 501(a)(1), (2),
(3) OR (7) OF REGULATION D UNDER THE ACT, AND WHO DELIVERS A PURCHASER LETTER TO THE TRUSTEE IN THE FORM ATTACHED TO THE SERIES 1997-1 SUPPLEMENT OR (B) IS TAKING DELIVERY OF SUCH CERTIFICATE PURSUANT TO A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT, AS CONFIRMED IN AN OPINION OF COUNSEL ADDRESSED TO THE TRUSTEE AND THE COMPANY WHICH OPINION AND COUNSEL ARE SATISFACTORY TO THE COMPANY AND THE TRUSTEE.

            THIS TERM CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY OR ON BEHALF OF
(1) AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR OTHER RETIREMENT ARRANGEMENT, INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN, WHETHER OR NOT IT IS SUBJECT TO THE PROVISIONS OF TITLE I THERETO, (2) ANY PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR (3) ANY OTHER ENTITY THAT WOULD BE DEEMED TO BE A "BENEFIT PLAN INVESTOR" WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATIONS SECTION 2510.3-101(f)(2) (ANY OF THE FOREGOING, AN "ERISA ENTITY").

            THIS TERM CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

            Purchasers of this Term Certificate will be deemed to have made certain representations and warranties set forth in the Supplement.

            This Class A Certificate evidences a fractional undivided interest in the assets of the

                          LFI RECEIVABLES MASTER TRUST

the corpus of which consists of receivables representing amounts payable for goods or services, which receivables have been purchased by LFI Receivables Corporation, a

Delaware corporation, which in turn transferred and assigned such receivables to the LFI Receivables Master Trust.

                      (Not an interest in or obligation of
                    LFI Receivables Corporation, the Sellers
             listed on Schedule 1 to the Receivables Sale Agreement
                            or any Affiliate thereof)

                               This certifies that
                           [NAME OF CERTIFICATEHOLDER]

(the "Class A Certificateholder") is the registered owner of a fractional undivided interest in the assets of LFI Receivables Master Trust (the "Trust"), created pursuant to the Pooling Agreement, dated as of August 5, 1996 (as amended and restated on February 4, 1997 and as the same may from time to time be amended, restated, supplemented or otherwise modified thereafter, the "Pooling Agreement"), by and among LFI Receivables Corporation, a Delaware corporation (the "Company"), LFI Servicing Corporation, a Delaware corporation, as master servicer (the "Master Servicer"), and The Chase Manhattan Bank, a New York banking corporation, not in its individual capacity but solely as trustee (in such capacity, the "Trustee") for the Trust, as supplemented by the Series 1997-1 Supplement, dated as of February 4, 1997 (as amended, supplemented or otherwise modified from time to time, the "Supplement", collectively with the Pooling Agreement, the "Agreement"), by and among the Company, the Master Servicer and the Trustee. The corpus of the Trust consists of receivables (the "Receivables") representing amounts payable for goods or services and all other Trust Assets referred to in the Agreement. Although a summary of certain provisions of the Agreement is set forth below, this Class A Certificate does not purport to summarize the Agreement, is qualified in its entirety by the terms and provisions of the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested by writing to the Trustee at The Chase Manhattan Bank, 450 W. 33rd Street, 15th Floor, New York, New York 10011, Attention: Advanced Structured Products Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement.

            This Class A Certificate is issued under, is entitled to the benefits of, and is subject to, the terms, provisions and conditions of the Agreement, to which Agreement the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

            The Master Servicer, the Servicers, the Company, each Class A Certificateholder and the Trustee intend, for federal, state and local income and franchise tax purposes only, that the Class A Certificates be evidence of indebtedness of the Company secured by the Trust Assets and that the Trust not be characterized as an association or publicly traded partnership taxable as a corporation. The Class A Certificateholder, by the acceptance hereof, agrees to treat the Class A Certificates for federal, state and local income and franchise tax purposes as indebtedness of the Company.

            This Class A Certificate is one of a Class of Investor Certificates entitled "LFI Receivables Master Trust, Class A Certificates, Series 1997-1" (the "Class A Certificates"). Concurrent with the issuance of the Class A Certificates, the Trust will issue two other Classes of Investor Certificates entitled "LFI Receivables Master Trust, Class B Certificates, Series 1997-1" (the "Class B Certificates") and "LFI Receivables Master Trust, Class C Certificates, Series 1997-1" (the "Class C Certificates", and together with the Class A Certificates and the Class B Certificates, the "Term Certificates"). The Term Certificates represent fractional undivided interests in the Trust Assets, consisting of the right to receive distributions specified in the Supplement out of (i) the Series 1997-1 Invested Percentage (expressed as a decimal) of the Collections received with respect to the Receivables and of all other funds on deposit in the Collection Account and (ii) to the extent such interests appear in the Supplement, all other funds on deposit in the Series 1997-1 Collection Subaccount and any subaccounts thereof (the "Series 1997-1 Certificateholders' Interest"). Concurrent with the issuance of the Term Certificates, the Trust shall also issue a Subordinated Company Interest to the Company representing a fractional undivided interest in the Trust Assets, consisting of the right to receive the distributions specified in the Supplement out of (i) the Series 1997-1 Invested Percentage (expressed as a decimal) of Collections received with respect to the Receivables and all other funds on deposit in the Collection Account and (ii) to the extent such interests appear in the Supplement, all other funds on deposit in the Series 1997-1 Collection Subaccount and any subaccounts thereof, in each case to the extent not required to be distributed to or for the benefit of the Term Certificateholders (the "Series 1997-1 Subordinated Interest"). The Trust Assets are allocated in part to the Term Certificateholders and the holders of the Series 1997-1 Subordinated Interest with the remainder allocated to the Investor Certificateholders and the holders of the Subordinated Company Interest of other Series and to the Company. An Exchangeable Company Interest representing the Company's interest in the Trust was issued to the Company pursuant to the Pooling Agreement on August 5, 1996. The Exchangeable Company Interest represents the interest in the Trust Assets not represented by the Investor Certificates and Subordinated Company Interest of each Outstanding Series. The Exchangeable Company Interest may be decreased by the Company pursuant to the Pooling Agreement in exchange for an increase in the Invested Amount of a Class of Investor Certificates of an Outstanding Series and an increase in the related Series Subordinated Company Interest, or one or more newly issued Series of Investor Certificates and the related newly issued Series Subordinated Company Interest, upon the conditions set forth in the Pooling Agreement.

            Interest on the Class A Invested Amount will be distributed to the Class A Certificateholders on each Distribution Date. The interest payable on each Distribution Date shall be an amount equal to the product of (i) the Class A Certificate Rate for the related Accrual Period, (ii) the Class A Invested Amount on the first day of such Accrual Period (after giving effect to any distributions of principal on such date) and (iii) the actual number of days in such Accrual Period divided by 360. Interest due but not paid on any Distribution Date (the "Class-A Interest Shortfall") will be due on the next Distribution Date, together with interest on such amount equal to the product, for the Accrual Period succeeding such Accrual Period (or portion thereof) until such Class A Interest Shortfall is paid, of (i) a rate per annum equal to the Class A Certificate Rate for the next Accrual Period, (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Certificateholders) and (iii) the actual number of days in such succeeding Accrual Period divided by 360.

            On each Distribution Date during the Series 1997-1 Amortization Period, a Series 1997-1 Monthly Principal Payment (rounded down to the nearest $1,000,000 unless such payment is less than $1,000,000) shall be made from amounts deposited into the Series 1997-1 Principal Collection Sub-subaccount during the preceding Accrual Period (after the payment of any Servicing Fees due to the Successor Master Servicer or a Successor Servicer), first, pro rata to the Class A Certificateholders until repayment in full of the Class A Invested Amount on such date, second, pro rata to the Class B Certificateholders until repayment in full of the Class B Invested Amount on such date and third, pro rata to the Class C Certificateholders until repayment in full of the Class C Invested Amount on such date. The Class A Invested Amount may be otherwise reduced by distributions to the Class A Certificateholders as set forth in the Agreement.

            Distributions with respect to this Class A Certificate shall be paid by the Trustee or its agent in immediately available funds to the Class A Certificateholder at the registered address of the Class A Certificateholder as provided to the Trustee. Final payment of this Class A Certificate shall be made after due notice of such final distribution delivered by the Trustee to the Class A Certificateholders in accordance with the Agreement.

            This Class A Certificate does not represent an obligation of, or an interest in, the Company, the Master Servicer or any Affiliate of either of them.

            Subject to the provisions of the Agreement, the transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee and the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or the Class A Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more Class A Certificates of authorized denominations and of like Fractional Undivided Interests will be issued to the designated transferee or transferees.

            The Trustee, the Company, the Paying Agent, the Transfer Agent and Registrar and any agent of either of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes.

            It is expressly understood and agreed by the Company and the Class A Certificateholder that (i) the Agreement is executed and delivered by the Trustee, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (ii) except as set forth in the Agreement, the representations, undertakings and agreements made on the part of the Trust in the Agreement are made and intended not as personal representations, undertakings and agreements by the Trustee, but are made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability of the Trustee, individually or personally, to perform any covenant either expressed or implied made on the part of the Trust in the Agreement, all such liability, if any, being expressly waived by the parties who are signatories to the Agreement and by any Person claiming by, through or under such parties; provided, however, the Trustee shall be liable in its individual capacity for its own willful misconduct or gross negligence and for any tax assessed against the Trustee based on or measured by any fees, commission or compensation received by it for acting as Trustee and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under the Agreement.

            This Class A Certificate shall be construed in accordance with and governed by the laws of the State of New York without reference to any conflict of law principles.

            The Class A Certificateholder hereby agrees that, prior to the date which is one year and one day after the later of (i) the last day of the Series 1997-1 Amortization Period and (ii) the date that any Investor Certificates of any other Outstanding Series are paid in full, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Company has caused this Class A Certificate to be duly executed.


Dated:          , 1997


                                    LFI RECEIVABLES CORPORATION,as
                                    authorized pursuant to
                                    Section 5.01 of the Pooling
                                    Agreement

                                      by
                                        ----------------------------
                                        Title:

                 TRUSTEE'S CERTIFICATE OF AUTHENTICATION


            This is one of the Class A Certificates described in the within-mentioned Agreement.


The Chase Manhattan Bank,
not in its individual
capacity but solely as
Trustee,

By:                                OR      By:
      ---------------------                    ---------------------
      Authorized Signatory                     Authenticating Agent

                                           By:
                                               ---------------------
                                               Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE(S)
--------------------------------------------------

--------------------------------------------------

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

attorney, with full power of substitution in the premises, to transfer said certificate on the books kept for registration thereof.

The undersigned certifies that:
                                   (check one)
[          ] The undersigned is transferring this Term Certificate to a Person it reasonably believes is a "Qualified Institutional Buyer" (as defined in Rule 144A under the Act) who has been informed that the sale is being made in reliance upon Rule 144A.
[          ] The undersigned is transferring this Term Certificate in accordance with the other provisions of the legends set forth herein.

Dated:  ________________________________

                         . . . . . . . . . . . . . . . . . . . . . . .
                         Note: The signature(s) to this Assignment must correspond with the name(s) as written on the face of the within certificate in every particular, without alteration or any change whatsoever.

                                                                    EXHIBIT B TO
                                                        SERIES 1997-1 SUPPLEMENT


                          LFI RECEIVABLES MASTER TRUST

                   FORM OF CLASS B CERTIFICATE, SERIES 1997-1

REGISTERED
NO.                                                    $                      of
                                                      $                  issued)
CUSIP No.

            [For Book-Entry Certificates Only: UNLESS THIS TERM CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            INTERESTS IN THIS TERM CERTIFICATE MAY ONLY BE HELD BY QUALIFIED INSTITUTIONAL BUYERS (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF
1933).]

            THE CLASS B CERTIFICATES ARE SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS PROVIDED IN THE POOLING AGREEMENT AND THE SERIES 1997-1 SUPPLEMENT.

            THIS TERM CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THE HOLDER HEREOF, BY PURCHASING THIS TERM CERTIFICATE, AGREES THAT SUCH TERM CERTIFICATE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS IN AN AMOUNT OF AT LEAST $1,000,000 AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES

FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) TO A PERSON WHO (A) IS AN INSTITUTIONAL "ACCREDITED INVESTOR", WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT, AND WHO DELIVERS A PURCHASER LETTER TO THE TRUSTEE IN THE FORM ATTACHED TO THE SERIES 1997-1 SUPPLEMENT OR (B) IS TAKING DELIVERY OF SUCH CERTIFICATE PURSUANT TO A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT, AS CONFIRMED IN AN OPINION OF COUNSEL ADDRESSED TO THE TRUSTEE AND THE COMPANY WHICH OPINION AND COUNSEL ARE SATISFACTORY TO THE COMPANY AND THE TRUSTEE.

            THIS TERM CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY OR ON BEHALF OF
(1) AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR OTHER RETIREMENT ARRANGEMENT, INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN, WHETHER OR NOT IT IS SUBJECT TO THE PROVISIONS OF TITLE I THERETO, (2) ANY PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR (3) ANY OTHER ENTITY THAT WOULD BE DEEMED TO BE A "BENEFIT PLAN INVESTOR" WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATIONS SECTION 2510.3-101(f)(2) (ANY OF THE FOREGOING, AN "ERISA ENTITY").

            THIS TERM CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

            Purchasers of this Term Certificate will be deemed to have made certain representations and warranties set forth in the Supplement.

            This Class B Certificate evidences a fractional undivided interest in the assets of the

                          LFI RECEIVABLES MASTER TRUST

the corpus of which consists of receivables representing amounts payable for goods or services, which receivables have been purchased by LFI Receivables Corporation, a Delaware corporation, which in turn transferred and assigned such receivables to the LFI Receivables Master Trust.

                      (Not an interest in or obligation of
                    LFI Receivables Corporation, the Sellers
             listed on Schedule 1 to the Receivables Sale Agreement
                            or any Affiliate thereof)

                               This certifies that
                           [NAME OF CERTIFICATEHOLDER]


(the "Class B Certificateholder") is the registered owner of a fractional undivided interest in the assets of LFI Receivables Master Trust (the "Trust"), created pursuant to the Pooling Agreement, dated as of August 5, 1996 (as amended and restated on February 4, 1997 and as the same may from time to time be amended, restated, supplemented or otherwise modified thereafter, the "Pooling Agreement"), by and among LFI Receivables Corporation, a Delaware corporation (the "Company"), LFI Servicing Corporation, a Delaware corporation, as master servicer (the "Master Servicer"), and The Chase Manhattan Bank, a New York banking corporation, not in its individual capacity but solely as trustee (in such capacity, the "Trustee") for the Trust, as supplemented by the Series 1997-1 Supplement, dated as of February 4, 1997 (as amended, supplemented or otherwise modified from time to time, the "Supplement", collectively with the Pooling Agreement, the "Agreement"), by and among the Company, the Master Servicer and the Trustee. The corpus of the Trust consists of receivables (the "Receivables") representing amounts payable for goods or services and all other Trust Assets referred to in the Agreement. Although a summary of certain provisions of the Agreement is set forth below, this Class B Certificate does not purport to summarize the Agreement, is qualified in its entirety by the terms and provisions of the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested by writing to the Trustee at The Chase Manhattan Bank, 450 W. 33rd Street, 15th Floor, New York, New York 10011, Attention: Advanced Structured Products Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement.

            This Class B Certificate is issued under, is entitled to the benefits of, and is subject to, the terms, provisions and conditions of the Agreement, to which Agreement the Class B Certificateholder by virtue of the acceptance hereof assents and is bound.

            The Master Servicer, the Servicers, the Company, each Class B Certificateholder and the Trustee intend, for federal, state and local income and franchise tax purposes only, that the Class B Certificates be evidence of indebtedness of the Company secured by the Trust Assets and that the Trust not be characterized as an association or publicly traded partnership taxable as a corporation. The Class B Certificateholder, by the acceptance hereof, agrees to treat the Class B Certificates for federal, state and local income and franchise tax purposes as indebtedness of the Company.

            This Class B Certificate is one of a Class of Investor Certificates entitled "LFI Receivables Master Trust, Class B Certificates, Series 1997-1" (the "Class B Certificates"). Concurrent with the issuance of the Class B Certificates, the Trust will issue two other Classes of Investor Certificates entitled "LFI Receivables Master Trust, Class A Certificates, Series 1997-1" (the "Class A Certificates") and "LFI Receivables Master Trust, Class C Certificates, Series 1997-1" (the "Class C Certificates", and together with the Class A Certificates and the Class B

Certificates, the "Term Certificates"). The Term Certificates represent fractional undivided interests in the Trust Assets, consisting of the right to receive distributions specified in the Supplement out of (i) the Series 1997-1 Invested Percentage (expressed as a decimal) of the Collections received with respect to the Receivables and of all other funds on deposit in the Collection Account and (ii) to the extent such interests appear in the Supplement, all other funds on deposit in the Series 1997-1 Collection Subaccount and any subaccounts thereof (the "Series 1997-1 Certificateholders' Interest"). Concurrent with the issuance of the Term Certificates, the Trust shall also issue a Subordinated Company Interest to the Company representing a fractional undivided interest in the Trust Assets, consisting of the right to receive the distributions specified in the Supplement out of (i) the Series 1997-1 Invested Percentage (expressed as a decimal) of Collections received with respect to the Receivables and all other funds on deposit in the Collection Account and (ii) to the extent such interests appear in the Supplement, all other funds on deposit in the Series 1997-1 Collection Subaccount and any subaccounts thereof, in each case to the extent not required to be distributed to or for the benefit of the Term Certificateholders (the "Series 1997-1 Subordinated Interest"). The Trust Assets are allocated in part to the Term Certificateholders and the holders of the Series 1997-1 Subordinated Interest with the remainder allocated to the Investor Certificateholders and the holders of the Subordinated Company Interest of other Series and to the Company. An Exchangeable Company Interest representing the Company's interest in the Trust was issued to the Company pursuant to the Pooling Agreement on August 5, 1996. The Exchangeable Company Interest represents the interest in the Trust Assets not represented by the Investor Certificates and Subordinated Company Interest of each Outstanding Series. The Exchangeable Company Interest may be decreased by the Company pursuant to the Pooling Agreement in exchange for an increase in the Invested Amount of a Class of Investor Certificates of an Outstanding Series and an increase in the related Series Subordinated Company

Interest, or one or more newly issued Series of Investor Certificates and the related newly issued Series Subordinated Company Interest, upon the conditions set forth in the Pooling Agreement.

            Interest on the Class B Invested Amount will be distributed to the Class B Certificateholders on each Distribution Date. The interest payable on each Distribution Date shall be an amount equal to the product of (i) the Class B Certificate Rate for the related Accrual Period, (ii) the Class B Invested Amount on the first day of such Accrual Period (after giving effect to any distributions of principal on such date) and (iii) the actual number of days in such Accrual Period divided by 360. Interest due but not paid on any Distribution Date (the "Class B Interest Shortfall") will be due on the next Distribution Date, together with interest on such amount equal to the product, for the Accrual Period succeeding such Accrual Period (or portion thereof) until such Class B Interest Shortfall is paid, of (i) a rate per annum equal to the Class B Certificate Rate for the next Accrual Period, (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Certificateholders) and (iii) the actual number of days in such succeeding Accrual Period divided by 360.

            On each Distribution Date during the Series 1997-1 Amortization Period, a Series 1997-1 Monthly Principal Payment (rounded down to the nearest $1,000,000 unless such payment is less than $1,000,000) shall be made from amounts deposited into the Series 1997-1 Principal Collection Sub- subaccount during the preceding Accrual Period (after the payment of any Servicing Fees due to the Successor Master Servicer or a Successor Servicer), first, pro rata to the Class A Certificateholders until repayment in full of the Class A Invested Amount on such date, second, pro rata to the Class B Certificateholders until repayment in full of the Class B Invested Amount on such date and, third, pro rata to the Class C Certificateholders until repayment in full of the Class C Invested Amount on such date. The

Class B Invested Amount may be otherwise reduced by distributions to the Class B Certificateholders as set forth in the Agreement.

            Distributions with respect to this Class B Certificate shall be paid by the Trustee or its agent in immediately available funds to the Class B Certificateholder at the registered address of the Class B Certificateholder as provided to the Trustee. Final payment of this Class B Certificate shall be made after due notice of such final distribution delivered by the Trustee to the Class B Certificateholders in accordance with the Agreement.

            This Class B Certificate does not represent an obligation of, or an interest in, the Company, the Master Servicer or any Affiliate of either of them.

            Subject to the provisions of the Agreement, the transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee and the Transfer Agent and Registrar, duly executed by the Class B Certificateholder or the Class B Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more Class B Certificates of authorized denominations and of like Fractional Undivided Interests will be issued to the designated transferee or transferees.

            The Trustee, the Company, the Paying Agent, the Transfer Agent and Registrar and any agent of either of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes.

            It is expressly understood and agreed by the Company and the Class B Certificateholder that (i) the Agreement is executed and delivered by the Trustee, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (ii) except as set forth in the Agreement, the representations, undertakings and agreements made on the part of the Trust in the Agreement are made and intended not as personal representations, undertakings and agreements by the Trustee, but are made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability of the Trustee, individually or personally, to perform any covenant either expressed or implied made on the part of the Trust in the Agreement, all such liability, if any, being expressly waived by the parties who are signatories to the Agreement and by any Person claiming by, through or under such parties; provided, however, the Trustee shall be liable in its individual capacity for its own willful misconduct or gross negligence and for any tax assessed against the Trustee based on or measured by any fees, commission or compensation received by it for acting as Trustee and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under the Agreement.

            This Class B Certificate shall be construed in accordance with and governed by the laws of the State of New York without reference to any conflict of law principles.

            The Class B Certificateholder hereby agrees that, prior to the date which is one year and one day after the later of (i) the last day of the Series 1997-1 Amortization Period and (ii) the date that any Investor Certificates of any other Outstanding Series are paid in full, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Company has caused this Class B Certificate to be duly executed.


Dated: _________, 1997


                                       LFI RECEIVABLES CORPORATION,as
                                       authorized pursuant to
                                       Section 5.01 of the Pooling
                                       Agreement

                                         by ___________________________________
                                            Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


            This is one of the Class B Certificates described in the within-mentioned Agreement.


The Chase Manhattan Bank,
not in its individual
capacity but solely as
Trustee,

By: _________________________      OR      By: ________________________________
    Authorized Signatory                       Authenticating Agent

                                           By: ________________________________
                                               Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE(S)
--------------------------------------

--------------------------------------

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

attorney, with full power of substitution in the premises, to transfer said certificate on the books kept for registration thereof.

The undersigned certifies that:
                               (check one)
[          ]  The undersigned is transferring this Term Certificate to a Person it reasonably believes is a "Qualified Institutional Buyer" (as defined in Rule 144A under the Act) who has been informed that the sale is being made in reliance upon Rule 144A.
[          ]  The undersigned is transferring this Term Certificate in accordance with the other provisions of the legends set forth herein.

Dated: ______________________

                                  . . . . . . . . . . . . . . . .
                                  Note: The signature(s) to this Assignment must correspond with the name(s) as written on the face of the within certificate in every particular, without alteration or any change whatsoever.

                                                                    EXHIBIT C TO
                                                        SERIES 1997-1 SUPPLEMENT


                          LFI RECEIVABLES MASTER TRUST

                   FORM OF CLASS C CERTIFICATE, SERIES 1997-1

REGISTERED NO.                                                    $_________ (of
_____                                                       $___________ issued)

CUSIP No.


            THE CLASS C CERTIFICATES MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THE TRANSFEREE THEREOF DELIVERS A LETTER, IN THE FORM ATTACHED TO THE SERIES 1997-1 SUPPLEMENT, TO THE EFFECT THAT (I) SUCH TRANSFEREE IS ACQUIRING SUCH CLASS C CERTIFICATES FOR ITS OWN ACCOUNT, IS THE SOLE BENEFICIAL OWNER OF SUCH CLASS C CERTIFICATES AND WILL REMAIN THE SOLE BENEFICIAL OWNER OF SUCH CLASS C CERTIFICATES UNTIL SUCH CLASS C CERTIFICATES ARE TRANSFERRED AS PROVIDED IN THE SERIES 1997-1 SUPPLEMENT, (II) (A) SUCH TRANSFEREE IS NOT, FOR U.S. FEDERAL INCOME TAX PURPOSES, A TRUST, ESTATE, PARTNERSHIP OR "S CORPORATION" (AS DEFINED IN SECTION 1361(a)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) OR (B) SUCH TRANSFEREE IS A TRUST, ESTATE, PARTNERSHIP OR "S CORPORATION" (AS DEFINED IN SECTION 1361(a)(1) OF THE CODE) FOR U.S. FEDERAL INCOME TAX PURPOSES, BUT AFTER GIVING EFFECT TO SUCH TRANSFER OF CLASS C CERTIFICATES TO SUCH TRANSFEREE, LESS THAN 50 PERCENT OF THE AGGREGATE VALUE OF SUCH TRANSFEREE'S ASSETS WOULD CONSIST OF CLASS C CERTIFICATES AND (III) SUCH CLASS C CERTIFICATES HAVE NOT BEEN TRANSFERRED THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b) OF THE CODE.

            THE CLASS C CERTIFICATES ARE SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS B CERTIFICATES AS PROVIDED IN THE POOLING AGREEMENT AND THE SERIES 1997-1 SUPPLEMENT.

            PURSUANT TO THE SERIES 1997-1 SUPPLEMENT, THE TRUSTEE WILL BE REQUIRED TO WITHHOLD PURSUANT TO SECTION

1446 OF THE CODE ON PAYMENTS OF INTEREST ALLOCABLE TO CLASS C CERTIFICATEHOLDERS WHO ARE FOREIGN INVESTORS UNLESS SUCH CLASS C CERTIFICATEHOLDERS PROVIDE THE TRUSTEE WITH (I) A PROPERLY EXECUTED IRS FORM 4224 (OR SUCCESSOR FORM) AND (II) UPON REQUEST BY THE TRUSTEE AND IN A FORM ACCEPTABLE TO THE TRUSTEE, EVIDENCE DOCUMENTING THE INCLUSION IN GROSS INCOME OF, AND THE PAYMENT OF APPROPRIATE U.S. TAXES, IF ANY, ON THAT PORTION OF THE TRUST'S NET INCOME ALLOCABLE TO SUCH CLASS C CERTIFICATEHOLDERS. IF THE TRUSTEE DOES WITHHOLD ON A FOREIGN INVESTOR PURSUANT TO SECTION 1446 OF THE CODE, THE CASH RECEIVED ON A CURRENT BASIS BY FOREIGN INVESTORS WHO OWN CLASS C CERTIFICATES WILL BE LESS THAN THE FULL INTEREST PAYMENTS. FOR THESE PURPOSES, A FOREIGN INVESTOR IS A PERSON OR ENTITY OTHER THAN AN INDIVIDUAL WHO IS A CITIZEN OR RESIDENT OF THE UNITED STATES, A CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF (A "U.S. COMPANY"), OR AN ESTATE OR TRUST THE INCOME OF WHICH IS SUBJECT TO U.S. FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE. A U.S. COMPANY WHICH IS A SUBSIDIARY OF A FOREIGN INVESTOR IS NOT ITSELF CONSIDERED A FOREIGN INVESTOR BUT A U.S. BRANCH OF A FOREIGN INVESTOR WOULD BE CONSIDERED A FOREIGN INVESTOR.

            THIS TERM CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A PERSON TAKING DELIVERY WITH RESPECT TO ANY SUCH RESALE, PLEDGE OR TRANSFER OF A DEFINITIVE CERTIFICATE WHO DELIVERS A CLASS C TRANSFEREE TAX LETTER TO THE TRUSTEE IN THE FORM ATTACHED TO THE SERIES 1997-1 SUPPLEMENT.

            THIS TERM CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THE HOLDER HEREOF, BY PURCHASING THIS TERM CERTIFICATE, AGREES THAT SUCH TERM CERTIFICATE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS IN AN AMOUNT OF AT LEAST $1,000,000 AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN

ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) TO A PERSON WHO (A) IS AN INSTITUTIONAL "ACCREDITED INVESTOR", WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT, AND WHO DELIVERS A PURCHASER LETTER TO THE TRUSTEE IN THE FORM ATTACHED TO THE SERIES 1997-1 SUPPLEMENT OR (B) IS TAKING DELIVERY OF SUCH CERTIFICATE PURSUANT TO A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT, AS CONFIRMED IN AN OPINION OF COUNSEL ADDRESSED TO THE TRUSTEE AND THE COMPANY, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY AND THE TRUSTEE.

            THIS TERM CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY OR ON BEHALF OF
(1) AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR OTHER RETIREMENT ARRANGEMENT, INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN, WHETHER OR NOT IT IS SUBJECT TO THE PROVISIONS OF TITLE I THERETO, (2) ANY PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR (3) ANY OTHER ENTITY THAT WOULD BE DEEMED TO BE A "BENEFIT PLAN INVESTOR" WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATIONS SECTION 2510.3-101(f)(2) (ANY OF THE FOREGOING, AN "ERISA ENTITY").

            THIS TERM CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

            Purchasers of this Term Certificate will be deemed to have made certain representations and warranties set forth in the Supplement.

            This Class C Certificate evidences a fractional undivided interest in the assets of the

                          LFI RECEIVABLES MASTER TRUST
the corpus of which consists of receivables representing amounts payable for goods or services, which receivables have been purchased by LFI Receivables Corporation, a Delaware corporation, which in turn transferred and assigned such receivables to the LFI Receivables Master Trust.

                      (Not an interest in or obligation of
               LFI Receivables Corporation, the Sellers listed on
                  Schedule 1 to the Receivables Sale Agreement
                            or any Affiliate thereof)


                               This certifies that

                           [NAME OF CERTIFICATEHOLDER]

(the "Class C Certificateholder") is the registered owner of a fractional undivided interest in the assets of LFI Receivables Master Trust (the "Trust"), created pursuant to the Pooling Agreement, dated as of August 5, 1996 (as amended and restated on February 4, 1997 and as the same may from time to time be amended, restated, supplemented or otherwise modified thereafter, the "Pooling Agreement"), by and among LFI Receivables Corporation, a Delaware corporation (the "Company"), LFI Servicing Corporation, a Delaware corporation, as master servicer (the "Master Servicer"), and The Chase Manhattan Bank, a New York banking corporation, not in its individual capacity but solely as trustee (in such capacity, the "Trustee") for the Trust, as supplemented by the Series 1997-1 Supplement, dated as of February 4, 1997 (as amended, supplemented or otherwise modified from time to time, the "Supplement", collectively, with the Pooling Agreement, the "Agreement"), by and among the Company, the Master Servicer and the Trustee. The corpus of the Trust consists of receivables (the "Receivables") representing amounts payable for goods or services and all other Trust Assets referred to in the Agreement. Although a summary of certain provisions of the Agreement is set forth below, this Class C Certificate does not purport to summarize the Agreement, is qualified in its entirety by the terms and provisions of the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested by writing to the Trustee at The Chase Manhattan Bank, 450 W. 33rd Street, New York, New York 10011, Attention: Advanced Structured Products Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement.

            This Class C Certificate is issued under, is entitled to the benefits of, and is subject to, the terms, provisions and conditions of the Agreement, to which Agreement the Class C Certificateholder by virtue of the acceptance hereof assents and is bound.

            The Master Servicer, the Servicers, the Company, each Class C Certificateholder and the Trustee intend, for federal, state and local income and franchise tax purposes only, that the Class C Certificates be evidence of indebtedness of the Company secured by the Trust Assets and that the Trust not be characterized as an association or publicly traded partnership taxable as a corporation. The Class C Certificateholder, by the acceptance hereof, agrees to treat the Class C Certificates for federal, state and local income and franchise tax purposes as indebtedness of the Company.

            This Class C Certificate is one of a Class of Investor Certificates entitled "LFI Receivables Master Trust, Class C Certificates, Series 1997-1" (the "Class C Certificates"). Concurrent with the issuance of the Class C Certificates, the Trust will issue two other Classes of Investor Certificates entitled "LFI Receivables Master Trust, Class A Certificates, Series 1997-1" (the "Class A Certificates") and "LFI Receivables Master Trust, Class B Certificates" (the "Class B Certificates", and together with the Class A Certificates and the Class C Certificates, the "Term Certificates"). The Term Certificates represent fractional undivided interests in the Trust Assets, consisting of the right to receive distributions specified in the Supplement out of (i) the Series 1997-1 Invested Percentage (expressed as a decimal) of the Collections received with respect to the Receivables and of all other funds on deposit in the Collection Account and (ii) to the extent such interests appear in the Supplement, all other funds on deposit in the Series 1997-1 Collection Subaccount and any subaccounts thereof (the "Series 1997-1 Certificateholders' Interest"). Concurrent with the issuance of the Term Certificates, the Trust shall also issue a Subordinated Company Interest to the Company representing a fractional undivided interest in the Trust Assets, consisting of the right to receive the distributions specified in the Supplement out of (i) the Series 1997-1 Invested Percentage (expressed as a decimal) of Collections received with respect to the Receivable and all other funds on deposit in the Collection Account and (ii) to the extent such interests appear in the Supplement, all other funds on deposit in the Series 1997-1 Collection Subaccount and any subaccounts thereof, in each case to the extent not required to be distributed to or for the benefit of the Term Certificateholders (the "Series 1997-1 Subordinated Interest"). The Trust Assets are allocated in part to the Term Certificateholders and the holder of the Series 1997-1 Subordinated Interest with the remainder allocated to the Investor Certificateholders and the holders of the Subordinated Company Interest of other Series and to the Company. An Exchangeable Company Interest representing the Company's interest in the Trust was issued pursuant to the Pooling Agreement on August 5, 1996. The Exchangeable Company Interest represents the interest in the Trust Assets not represented by the Investor Certificates or Subordinated Company Interest of each Outstanding Series. The Exchangeable Company Interest may be decreased by the Company pursuant to the Pooling Agreement in exchange for an increase in the Invested Amount of a Class of Investor Certificates of an Outstanding Series and an increase in the related Series Subordinated Company Interest, or one or more newly issued Series of Investor Certificates and the related newly issued Series Subordinated Company Interest, upon the conditions set forth in the Pooling Agreement.

            Interest on the Class C Invested Amount will be distributed to the Class C Certificateholders on each Distribution Date. The interest payable on each Distribution Date shall be an amount equal to the product of (i) the Class C Certificate Rate for the related Accrual Period, (ii) the Class C Invested Amount on the first day of such Accrual Period (after giving effect to any distributions of principal on such date) and (iii) the actual number of days in such Accrual Period divided by 360. Interest due but not paid on any Distribution Date (the "Class C Interest Shortfall") will be due on the next Distribution Date, together with interest on such amount equal to the product, for the Accrual Period succeeding such Accrual Period (or portion thereof) until such Class C Interest Shortfall is paid, of (i) a rate per annum equal to the Class C Certificate Rate for the next Accrual Period, (ii) such Class C Interest Shortfall (or the portion thereof which has not been paid to the Class C Certificateholders) and (iii) the actual number of days in such succeeding Accrual Period divided by 360.

            On each Distribution Date during the Series 1997-1 Amortization Period, a Series 1997-1 Monthly Principal Payment (rounded down to the nearest $1,000,000 unless such payment is less than $1,000,000) shall be made from amounts deposited into the Series 1997-1 Principal Collection Sub- subaccount during the preceding Accrual Period (after the payment of any Servicing Fees due to the Successor Master Servicer or a Successor Servicer), first, pro rata to the Class A Certificateholders until repayment in full of the Class A Invested Amount on such date, second, pro rata to the Class B Certificateholders until repayment in full of the Class B Invested Amount on such date and, third, pro rata to the Class C Certificateholders until repayment in full of the Class C Invested Amount on such date. The Class C Invested Amount may be otherwise reduced by distributions to the Class C Certificateholders as set forth in the Agreement.

            Distributions with respect to this Class C Certificate shall be paid by the Trustee or its agent in immediately available funds to the Class C Certificateholder at the registered address of the Class C Certificateholder as provided to the Trustee. Final payment of this Class C Certificate shall be made after due notice of such final distribution delivered by the Trustee to the Class C Certificateholders in accordance with the Agreement.

            This Class C Certificate does not represent an obligation of, or an interest in, the Company, the Master Servicer or any Affiliate of either of them.

            Subject to the provisions of the Agreement, the transfer of this Class C Certificate shall be registered in the Certificate Register upon surrender of this Class C Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee and the Transfer Agent and Registrar, duly executed by the Class C Certificateholder or the Class C Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more Class C Certificates of authorized denominations and of like Fractional Undivided Interests will be issued to the designated transferee or transferees.

            The Trustee, the Company, the Paying Agent, the Transfer Agent and Registrar and any agent of either of them, may treat the person in whose name this Class C Certificate is registered as the owner hereof for all purposes.

            It is expressly understood and agreed by the Company and the Class C Certificateholder that (i) the Agreement is executed and delivered by the Trustee, not individually or personally but solely as Trustee of the

Trust, in the exercise of the powers and authority conferred and vested in it,
(ii) except as set forth in the Agreement, the representations, undertakings and agreements made on the part of the Trust in the Agreement are made and intended not as personal representations, undertakings and agreements by the Trustee, but are made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability of the Trustee, individually or personally, to perform any covenant either expressed or implied made on the part of the Trust in the Agreement, all such liability, if any, being expressly waived by the parties who are signatories to the Agreement and by any Person claiming by, through or under such parties; provided, however, the Trustee shall be liable in its individual capacity for its own willful misconduct or gross negligence and for any tax assessed against the Trustee based on or measured by any fees, commission or compensation received by it for acting as Trustee and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under the Agreement.

            This Class C Certificate shall be construed in accordance with and governed by the laws of the State of New York without reference to any conflict of law principles.

            The Class C Certificateholder hereby agrees that, prior to the date which is one year and one day after the later of (i) the last day of the Series 1997-1 Amortization Period and (ii) the date that any Investor Certificates of any other Outstanding Series are repaid in full, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class C Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Company has caused this Class C Certificate to be duly executed.

Dated:  ______________, 1997

                                       LFI RECEIVABLES CORPORATION,
                                       as authorized pursuant to
                                       Section 5.01 of the Pooling
                                       Agreement


                                       By:__________________________________
                                          Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


            This is one of the Class C Certificates described in the within-mentioned Agreement.


The Chase Manhattan Bank,
not in its individual
capacity but solely as
Trustee

By: _________________________      OR      By: ________________________________
    Authorized Officer                         Authenticating Agent

                                           By: ________________________________
                                               Authorized Officer

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE(S)
--------------------------------------

--------------------------------------

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

attorney, with full power of substitution in the premises, to transfer said certificate on the books kept for registration thereof.

The undersigned certifies that:

                               (check one)
[          ]  The undersigned is transferring this Term Certificate to a Person it reasonably believes is a "Qualified Institutional Buyer" (as defined in Rule 144A under the Act) who has been informed that the sale is being made in reliance upon Rule 144A.

[          ]  The undersigned is transferring this Term Certificate in accordance with the other provisions of the legends set forth herein.

Dated: __________________________

                                 . . . . . . . . . . . . . . . .
                                 Note: The signature(s) to this Assignment must correspond with the name(s) as written on the face of the within certificate in every particular, without alteration or any change whatsoever.

                                                                    EXHIBIT F TO
                                                        SERIES 1997-1 SUPPLEMENT


                    FORM OF PURCHASER LETTER TO BE DELIVERED
                      BY INSTITUTIONAL ACCREDITED INVESTORS

            We are delivering this letter in connection with the transfer of $ of the [Class A Certificates, Series 1997-1] [Class B Certificates, Series 1997-1] [Class C Certificates, Series 1997-1] (the "Certificates") issued by the LFI Receivables Master Trust (the "Trust") created under the Pooling Agreement, dated as of August 5, 1996 among LFI Receivables Corporation, a Delaware corporation (the "Company"), LFI Servicing Corporation, a Delaware corporation, as master servicer (the "Master Servicer"), and The Chase Manhattan Bank, a New York banking corporation, as trustee (the "Trustee") (as amended and restated on February 4, 1997, and as amended, supplemented or otherwise modified from time to time thereafter, the "Pooling Agreement") and the Series 1997-1 Supplement, dated as of February 4, 1997 (as amended, supplemented or otherwise modified from time to time, the "Series 1997-1 Supplement"), to the Pooling Agreement among the Company, the Master Servicer and the Trustee. Capitalized terms used herein without definition shall have the meanings given to them in the Pooling Agreement or the Series 1997-1 Supplement.

            We hereby confirm that:

            (i) we are an institutional "accredited investor" (an "Institutional Accredited Investor"), within the meaning of Rule 501(a)(1), (2), (3) or
      (7) of Regulation D under the Securities Act of 1933 (the "Securities
      Act");

            (ii) we are purchasing the Certificates for our own account or for the account of one or more other Institutional Accredited Investors;

            (iii) we are taking delivery of Certificates in an amount of at least U.S. $1,000,000 for our own account or for each separate account for which we are acting;

            (iv) we have such knowledge and experience in financial and business matters, we are capable of evaluating the merits and risks of purchasing Certificates and we, or the account for which we are purchasing Certificates, can bear the economic risks of investing in the Certificates for an indefinite period of time; and

            (v) we are acquiring Certificates for investment and not with a view to any distribution thereof in a transaction that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction; provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary shall remain at all times within our control.

            We understand that the Certificates are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Certificates have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Certificates, that such Certificates may be resold, pledged or transferred only in accordance with any applicable state securities laws and the restrictions set forth in the Pooling Agreement and the Series 1997-1 Supplement in amounts of at least U.S. $1,000,000 each and (i) in a transaction meeting the requirements of Rule 144A ("Rule 144A") under the Securities Act, to a person who we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A) that purchases for its own account or for the account or accounts of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A or (ii) to a person who (A) is an Institutional Accredited Investor and delivers a Purchaser

Letter, in substantially the form of this letter or (B) is taking delivery of such Certificates pursuant to a transaction that is otherwise exempt from the registration requirements of the Securities Act, as confirmed in an opinion of counsel addressed to the Trustee and the Company, which opinion and counsel are satisfactory to the Trustee and the Company.

            We understand that the Transfer Agent and Registrar will not be required to accept for registration of transfer any Certificates, except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. We further understand that any Certificates purchased by us will be in the form of definitive physical certificates and that such Certificates will bear a legend reflecting the substance of the foregoing restrictions on transfer.

            We acknowledge that the Transfer Agent and Registrar and the Company will rely upon our confirmation, acknowledgments and agreements set forth herein.

            THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ANY CONFLICT OF LAW PRINCIPLES.

                                       NAME OF PURCHASER,

                                         by _________________________________
                                            Name:
                                            Title:
                                            Address:

                                                                EXHIBIT G TO THE
                                                        SERIES 1997-1 SUPPLEMENT


              FORM OF CLASS C TRANSFEREE TAX LETTER TO BE DELIVERED IN CONNECTION WITH TRANSFERS OF CLASS C CERTIFICATES

            [Name of Transferee] ("Transferee") is delivering this letter in connection with a transfer of $____________ of the Class C Certificates, Series 1997-1 (the "Class C Certificates") issued by the LFI Receivables Master Trust (the "Trust") created under the Pooling Agreement, dated as of August 5, 1996 among LFI Receivables Corporation, a Delaware corporation (the "Company"), LFI Servicing Corporation, a Delaware corporation, as master servicer (the "Master Servicer"), and The Chase Manhattan Bank, a New York banking corporation, as trustee (the "Trustee") (as amended and restated on February 4, 1997, and as amended, supplemented or otherwise modified from time to time, the "Pooling Agreement"), and the Series 1997-1 Supplement, dated as of February 4, 1997 (as amended, supplemented or otherwise modified from time to time, the "Series 1997-1 Supplement"), to the Pooling Agreement among the Company, the Master Servicer and the Trustee. Capitalized terms used herein without definition shall have the meanings given to them in the Pooling Agreement and the Series 1997-1 Supplement.

            Transferee hereby represents and warrants that:

            (i) Transferee has acquired $__________ of Class C Certificates from [Name of Transferor] ("Transferor") on __________ __, ______ for its own account, Transferee is the sole beneficial owner of such Class C Certificates and Transferee will remain the sole beneficial owner of such Class C Certificates until such Class C Certificates are transferred pursuant to the Pooling Agreement and the Series 1997-1 Supplement;

            (ii) Transferee is not an ERISA Entity and it is not acquiring or holding any Class C Certificates, directly or indirectly, for or on behalf of an ERISA Entity;

            (iii) Transferee is not a partnership, trust, estate or "S Corporation" (within the meaning of Section 1361(a)(i) of the Internal Revenue Code of 1986, as amended (the "Code")) for United States federal income tax purposes or Transferee is, for United States federal income tax purposes a partnership, trust, estate or "S Corporation" (within the meaning of Section 1361(a)(i) of the Code, but after giving effect to the transfer of such Class C Certificates to the Transferee, less than 50 percent of the aggregate value of Transferee's assets would consist of Class C Certificates;

            (iv) Transferee did not purchase the Class C Certificates described herein through an "established securities exchange" within the meaning of
      Section 7704(b) of the Code;

            (v) [Please check appropriate option[s]]

                ___ Transferee is (a) an individual who is a citizen of the United States, (b) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or (c) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source; or

                ___ Transferee is not (a) an individual who is a citizen of the United States, (b) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or (c) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

                ___ If Transferee checked the immediately preceding box, then Transferee will provide the

                Trustee with (i) a properly executed IRS Form 4224 (or successor form) and (ii) upon request by the Trustee and in a form acceptable to the Trustee, evidence documenting the inclusion in gross income of, and the payment of appropriate U.S. taxes, if any, on that portion of the Trust's net income allocable to Transferee; and

            (vi) Transferee will not transfer the Class C Certificates described herein to any person, except as permitted by the legends set forth on the Class C Certificates.

      In addition, by signing this Class C Transferee Tax Letter, Transferee hereby acknowledges that the Transfer Agent and Registrar may refuse to register Transferor's transfer of the Class C Certificates described herein to Transferee and, consequently, such sale shall not be effective, if (x) the Company has notified the Transfer Agent and Registrar that the Company either knows, or has a reasonable, good faith belief, that either any required representation has not been made or that any representation made herein was untrue or inaccurate as of the date made and (y) the Transfer Agent and Registrar properly notifies Transferor and Transferee of its refusal to record such transfer of the Class C Certificates within the time allowed for providing such notification.

            THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ANY CONFLICT OF LAW PRINCIPLES.

                                          ------------------------------
                                          (Name of Transferee)


                                          By:___________________________
                                             Name:
                                             Title:

                                          Address:

                                                               Schedule 1 to the
                                                        Series 1997-1 Supplement


                                 Trust Accounts


               Account                                  Account Number
               -------                                  --------------

Series 1997-1 Collection Subaccount

Series 1997-1 Principal Collection Sub-
subaccount

Series 1997-1 Non-Principal Collection
Sub-subaccount

Series 1997-1 Accrued Interest Sub-
subaccount